EXHIBIT 99.1

Term Sheet
$725,773,000 (Approximate Offered Certificates)
Asset-Backed Pass-Through Certificates, Series 2005-R10 November 14, 2005
Ameriquest Mortgage Securities Inc.

Ameriquest Mortgage Securities Inc. (Depositor) Ameriquest Mortgage Company (Originator) Ameriquest Mortgage Company (Master Servicer)

All terms and statements are subject to change.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Disclaimer

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-R10 (the “Securities”) to be issued by Ameriquest Mortgage Securities Inc. 2005-R10 (the “Issuer”) is referred to as the “Information.”

Barclays has not independently verified the Information. The Information addresses only certain aspects of the applicable Security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved.

Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.

Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. There shall not be any offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (‘FSA’) and member of the London Stock Exchange.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

TERM SHEET DATED November 14, 2005

Ameriquest Mortgage Securities Inc.

Asset-Backed Pass-Through Certificates, Series 2005-R10

$725,773,000

(Approximate Offered Certificates)

Subject to Revision

Class	Approximate Size ($)	Type[1,2]	WAL (yrs) Call3 / Mat[4]	Principal Payment Window Call3 / Mat[4]	Pmt Delay (days)	Interest Accrual Basis	Stated Final Maturity	Expected Ratings S&P/Moody’s/Fitch	Initial Credit Enhancement (%)
Offered Certificates
A-2A	156,717,000	FLT/SEQ/SR	1.00/1.00	1 - 21 /1-21	0	Actual/360	December 2035	AAA/Aaa/AAA	18.70%
A-2B	197,683,000	FLT/SEQ/SR	3.00/3.00	21 - 75/21 - 75	0	Actual/360	December 2035	AAA/Aaa/AAA	18.70%
A-2C	46,332,000	FLT/SEQ/SR	7.17/9.39	75 - 88/75 - 212	0	Actual/360	December 2035	AAA/Aaa/AAA	18.70%
M-1	65,209,000	FLT/MEZ	5.01/5.57	42 - 88/42 - 172	0	Actual/360	December 2035	AA+/Aa1/AA+	15.45%
M-2	57,183,000	FLT/MEZ	4.97/5.50	40 - 88/40 - 159	0	Actual/360	December 2035	AA/Aa2/AA+	12.60%
M-3	41,132,000	FLT/MEZ	4.94/5.45	39 - 88/39 - 151	0	Actual/360	December 2035	AA/Aa3/AA	10.55%
M-4	29,093,000	FLT/MEZ	4.92/5.40	39 - 88/39 - 144	0	Actual/360	December 2035	AA-/A1/AA	9.10%
M-5	30,096,000	FLT/MEZ	4.92/5.37	38 - 88/38 - 138	0	Actual/360	December 2035	A+/A2/A+	7.60%
M-6	26,084,000	FLT/MEZ	4.90/5.31	38 - 88/38 - 131	0	Actual/360	December 2035	A/A3/A	6.30%
M-7	26,084,000	FLT/MEZ	4.90/5.26	38 - 88/38 - 124	0	Actual/360	December 2035	A-/Baa1/A-	5.00%
M-8	16,051,000	FLT/MEZ	4.90/5.19	37 - 88/37 - 115	0	Actual/360	December 2035	BBB+/Baa2/BBB+	4.20%
M-9	14,045,000	FLT/MEZ	4.88/5.11	37 - 88/37 - 108	0	Actual/360	December 2035	BBB/Baa3/BBB	3.50%
M-10	20,064,000	FLT/MEZ	4.88/4.98	37 - 88/37 - 101	0	Actual/360	December 2035	BBB/Ba1/BBB-	2.50%
Non-Offered Certificates
A-1	1,230,491,000	FLT/SR	Not Offered		0	Actual/360	December 2035	AAA/Aaa/AAA	18.70%
CE	50,161,409	N/A	Not Offered		N/A			NR	N/A
P	100	N/A	Not Offered		N/A			NR	N/A
R	N/A	N/A	Not Offered		N/A			NR	N/A
R-X	N/A	N/A	Not Offered		N/A			NR	N/A

(1)	The interest rate on each of the Certificates is subject to the related Net WAC Rate Cap.
(2)	The Adjustable Rate Certificates will accrue interest at a rate not greater than the related Maximum Cap Rate.
(3)	To 10% Optional Termination at the pricing speed.
(4)	To maturity at the pricing speed.

Pricing Speed (“PPC”)

Fixed-Rate Mortgage Loans	2% CPR growing to 20% CPR over 10 months.

Adjustable-Rate Mortgage Loans

100% PPC, which is 5% CPR in month 1, an additional 2% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, increasing to and remaining constant at 60% CPR from month 24 until month 27 and decreasing and remaining constant at 30% CPR from month 28 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Part I: Key Terms

Parties: Depositor:	Ameriquest Mortgage Securities Inc.

Originator:	Ameriquest Mortgage Company.

Master Servicer:	Ameriquest Mortgage Company.

Trustee and Swap Administrator:	Deutsche Bank National Trust Company.

Swap Provider:	Deutsche Bank AG, New York Branch.

Co-Lead Underwriters:	Barclays Capital Inc. and J.P. Morgan Securities Inc.

Co-Managers:	Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc.

Collateral:

Mortgage Loans:

As of the Cut-off Date, 8,458 Adjustable-Rate and Fixed-Rate, first-lien and second-lien, closed-end, subprime mortgage loans with LTVs at origination not in excess of 100% and an aggregate scheduled principal balance as of the Cut-off Date of approximately $1,556,425,509 (the “Initial Mortgage Loans”). References to percentages or balances herein are based on the aggregate scheduled principal balance of such Initial Mortgage Loans on the Cut-off Date. Although the final collateral will not differ materially from that described herein, amounts in any particular bucket may differ, perhaps significantly. For the purpose of calculating interest and principal on the Class A Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Group I Initial Mortgage Loans: 7,242 Adjustable-Rate and Fixed-Rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $1,174,068,966 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

Group II Initial Mortgage Loans: 1,216 Adjustable-Rate and Fixed-Rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $382,356,543 and with principal balances at origination that may or may not conform to principal balance limits of Fannie Mae and Freddie Mac.

Approximately 29.81% of the Mortgage Loans were originated using an insured automated valuation model (“Insured AVM”). Upon the liquidation of a related mortgaged property, if the Insured AVM is determined to have overstated the mortgaged property’s value as of the date originally made, the Insured AVM Insurer is liable for the lesser of: (i) losses of principal and (ii) the amount by which the Insured AVM overstated the mortgaged property’s value at origination. St. Paul Travelers (the “Insured AVM Insurer”) is the provider under the master policy for the Insured AVM.

In addition, on the Closing Date, the Trustee will deposit, in the aggregate, approximately $339,451,539 and $110,548,461 from the sale of proceeds of the Certificates into the Group I Pre-Funding Account and the Group II Pre-Funding Account, respectively (collectively, the “Pre-Funding Accounts”).

Pre-Funding Accounts:

The amount on deposit in the Pre-Funding Accounts will be reduced by the amount used to purchase additional fixed-rate and adjustable-rate mortgage loans (the “Subsequent Mortgage Loans”) during the period from the Closing Date up to and including December 31, 2005 (the “Funding Period”). The Initial Mortgage Loans and the Subsequent Mortgage Loans (collectively, the “Mortgage Loans”) will have an aggregate principal balance as of the Cut-off Date of approximately $2,006,425,509. Any amounts remaining in the Pre-Funding Accounts at the end of the Funding Period will be distributed on the next Distribution Date to the holders of the related Class A Certificates.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Dates:

Cut-off Date:	The close of business on November 1, 2005.

Distribution Dates:	The 25th day of each month or, if the 25th day is not a business day, the next business day, beginning in December 2005.

Record Date:

Adjustable-Rate Certificates: the close of business on the business day immediately preceding the related Distribution Date.

Retained Certificates: the close of business on the last business day of the month preceding the month in which the related Distribution Date occurs.

Expected Pricing Date:	The week of November 14, 2005.

Expected Closing Date:	On or about November 23, 2005.

Designations:

Certificates:	Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10.

Adjustable-Rate Certificates:	Class A Certificates and Class M Certificates.

Class A Certificates:	Class A-1, Class A-2A, Class A-2B and Class A-2C Certificates.

Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates.

Offered Certificates:	Class A Certificates (other than the Class A-1 Certificates) and Class M Certificates.

Non-Offered Certificates:	Class A-1, Class CE, Class P and Residual Certificates.

Residual Certificates:	Class R and Class R-X Certificates.

Retained Certificates:	Class CE, Class P and Residual Certificates.

Group I Certificates:	Class A-1 Certificates, which evidence interests in the Group I Mortgage Loans.

Group II Certificates:	Class A-2A, Class A-2B and Class A-2C Certificates, which evidence interests in the Group II Mortgage Loans.

Other Terms:

Source for Calculation of One-Month LIBOR:	Moneyline Telerate page 3750.

ERISA:	The Offered Certificates will not be ERISA eligible as of the Closing Date.

SMMEA Eligibility:	The Offered Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Federal Taxation:	The Trust will be established as one or more REMICs for federal income tax purposes.

Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:	With respect to the Class A and Class M Certificates, $100,000 and integral multiples of $1 in excess.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Part II: Definitions/Description of the Certificates

Determination Date:	The 10th day of the month or, if such day is not a business day, the business day immediately preceding such 10th day.

Due Period:	For each Distribution Date, the period from the second day of the immediately preceding month to the first day of the month in which such Distribution Date occurs.

Prepayment Period:

For the first Distribution Date, the Cut-off Date to and including the initial Determination Date, and for all other Distribution Dates, the day after the prior Determination Date to and including the Determination Date in the month in which such Distribution Date occurs.

Interest Accrual Basis:	Actual/360. The Adjustable-Rate Certificates will settle flat and will have no payment delay.

Administrative Fee Rate:	The sum of (a) the Servicing Fee Rate (0.50% per annum) and (b) the Trustee Fee Rate (0.0010% per annum).

Expense Adjusted Net Mortgage Rate:	The mortgage rate of each Mortgage Loan minus the Administrative Fee Rate.

Expense Adjusted Net Maximum Mortgage Rate:

The per annum rate equal to the applicable maximum mortgage rate (or the mortgage rate for such Mortgage Loan in the case of the fixed-rate Mortgage Loans) of each Mortgage Loan minus the Administrative Fee Rate.

Optional Termination:

The holder of the Class CE Certificates, the Master Servicer and the NIMS Insurer, if any, in that order, may purchase all of the Mortgage Loans and REO properties and retire the Certificates on or after the Optional Termination Date.

Optional Termination Date:

The first Distribution Date on which the aggregate principal balance of the Mortgage Loans is less than 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the original pre-funded amounts.

Credit Enhancement:	Excess Interest; Net Swap Payments received from the Swap Provider (if any); Overcollateralization ("OC"); and Subordination.

Initial Overcollateralization Target Percentage:	Approximately 2.50%.

Overcollateralization Floor:	The sum of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and the amounts on deposit in the Pre-Funding Accounts as of the Closing Date multiplied by 0.50%.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Overcollateralization Target Amount:

For any Distribution Date, (i) prior to the Stepdown Date, an amount equal to the Initial Overcollateralization Target Percentage of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (y) the original pre-funded amounts, (ii) on or after the Stepdown Date, provided a Trigger Event is not in effect, the greater of (x) 2x the Initial Overcollateralization Target Percentage of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and (y) the Overcollateralization Floor or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later of (A) the 37th Distribution Date and (B) the date that the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 2x the Class A Initial Credit Enhancement Percentage.

Credit Enhancement Percentage:

The percentage obtained by dividing (x) the aggregate Certificate Principal Balance of each class of Certificates with a lower distribution priority by (y) the aggregate principal balance of the Mortgage Loans plus amounts on deposit in the Pre-Funding Accounts.

	Class	Initial CE%	Target CE% On/After Stepdown Date
	A	18.70%	2x Initial CE%
	M-1	15.45%	2x Initial CE%
	M-2	12.60%	2x Initial CE%
	M-3	10.55%	2x Initial CE%
	M-4	9.10%	2x Initial CE%
	M-5	7.60%	2x Initial CE%
	M-6	6.30%	2x Initial CE%
	M-7	5.00%	2x Initial CE%
	M-8	4.20%	2x Initial CE%
	M-9	3.50%	2x Initial CE%
	M-10	2.50%	2x Initial CE%

Overcollateralization Reduction Amount:

For any Distribution Date, the lesser of (A) the principal remittance amount on such Distribution Date and (B) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the principal remittance amount on such Distribution Date has been distributed) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralized Amount:

For any Distribution Date will be the excess, if any, of (a) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) plus amounts on deposit in the Pre-Funding Accounts over (b) the aggregate Certificate Principal Balance of the Class A, Class M and Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Net Monthly Excess Cashflow:

For any Distribution Date, the sum of (x) any Overcollateralization Reduction Amount and (y) the excess of the Available Funds, net of any Net Swap Payment made by the Trustee and the Swap Termination Payment, if any, made by the Trustee, over the sum of (i) the monthly interest accrued and any unpaid interest on the Class A Certificates and the monthly interest accrued on the Class M Certificates and (ii) the principal remittance amount.

Allocation of Losses:

Any Realized Losses on the Mortgage Loans on any Distribution Date will first be absorbed by the Class CE Certificates. If on any Distribution Date as a result of Realized Losses on the Mortgage Loans, the aggregate certificate principal balance of the Class A and Class M Certificates exceeds the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period plus amounts on deposit in the Pre-Funding Accounts, such excess, (the “Realized Loss Amount”) will be allocated in the following order: Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates. There will be no allocation of Realized Losses on the Mortgage Loans to the Class A Certificates or the Class P Certificates. Investors in the Class A Certificates should note, however, that although Realized Losses cannot be allocated to such Certificates, under certain loss scenarios there may not be enough principal and interest on the Mortgage Loans to distribute to the holders of such Certificates all principal and interest amounts to which they are then entitled. Once Realized Losses are allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest. However, the amount of any Realized Losses allocated to the Class M Certificates may be distributed to the holders of those certificates from Net Monthly Excess Cashflow and certain amounts received by the Swap Administrator from the Swap Agreement, if any, sequentially, as described in the Pooling and Servicing Agreement.

Net WAC Rate Cap:

Class A Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to a fraction, expressed as a percentage, the numerator of which is equal to the sum of (i) the amount of interest which accrued on the Mortgage Loans in the related loan group in the prior calendar month and (ii) any amount withdrawn from the related interest coverage account, if any, for such Distribution Date minus (i) Administrative Fee Rate payable with respect to the related Mortgage Loans for such Distribution Date and (ii) the Group I Allocation Percentage or Group II Allocation Percentage of any Net Swap Payment or Swap Termination Payment (only if such Swap Termination Payment was not due to a Swap Provider Trigger Event) made to the Swap Provider and the denominator of which is equal to the sum of (i) the aggregate principal balance of the Mortgage Loans in the related loan group as of the last day of the immediately preceding Due Period, after giving effect to principal prepayments received during the related Prepayment Period and (ii) the amount on deposit in the related Pre-Funding Reserve Account.

Class M Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates), of (i) the Net WAC Rate Cap for the Group I Certificates and (ii) the Net WAC Rate Cap for the Group II Certificates.

Group I Allocation Percentage: The aggregate principal balance of the Group I Mortgage Loans plus any amounts on deposit in the related Pre-Funding Reserve Account divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group II Mortgage Loans plus any amounts on deposit in the Pre-Funding Reserve Accounts.

Group II Allocation Percentage: The aggregate principal balance of the Group II Mortgage Loans plus any amounts on deposit in the related Pre-Funding Reserve Account divided by the sum of the aggregate principal balance of the Group I Mortgage Loans and the Group II Mortgage Loans plus any amounts on deposit in the Pre-Funding Reserve Accounts.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Pass-Through Rate:	For the Adjustable-Rate Certificates and any Distribution Date, the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate Cap for such Distribution Date.

Formula Rate:	For any Distribution Date and any class of Adjustable-Rate Certificates, the lesser of (i) LIBOR plus the applicable certificate margin and (ii) the related Maximum Cap Rate.

Maximum Cap Rate:

Class A Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the sum of (x) the weighted average of the Expense Adjusted Net Maximum Mortgage Rates of the Mortgage Loans in the related loan group and (y) the Net Swap Payment made by the Swap Provider, if any, expressed as a percentage of the balance of the Mortgage Loans (the “Net Swap Payment Rate”).

Class M Certificates: The per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to (x) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates), of (i) the Maximum Cap Rate for the Group I Certificates and (ii) the Maximum Cap Rate for the Group II Certificates.

Coupon Step-up:

After the Optional Termination Date, if the holder of the Class CE Certificates, the Master Servicer (or NIMs Insurer, if any) fails to exercise its right to terminate the Trust, the certificate margins on any then outstanding Certificates will increase according to the following:

	Certificates	After Optional Termination
	Class A Certificates	2 x Applicable Margin
	Class M Certificates	1.5 x Applicable Margin

Net WAC Rate Carryover Amount:

For any Distribution Date, (i) the excess of (a) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Rate Cap, over (b) the amount of interest such class of Certificates accrued for such Distribution Date based on the Net WAC Rate Cap, together with the unpaid portion of any such amounts from the prior Distribution Date and (ii) accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net WAC Rate Cap. The Net WAC Rate Carryover Amount will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, and from the Net Monthly Excess Cashflow on a subordinated basis on the same Distribution Date or in any subsequent period. The ratings on each class of Certificates do not address the likelihood of the payment of any Net WAC Rate Carryover Amount.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement with an initial notional amount of $1,556,425,000 (the “Swap Agreement”). Under the Swap Agreement, the Trust will be obligated to pay an amount equal to 4.728% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”). See the attached schedule.

Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, generally, prior to distributions to Certificateholders.

In the event that the Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Swap Administrator, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the Trust (calculated in accordance with the terms of the original Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement and the swap administration agreement.

Interest Carry Forward Amount:

For each class of Class A and Class M Certificates, on any Distribution Date, the sum of (i) the excess of (a) the accrued certificate interest for such class with respect to the prior Distribution Date (excluding any Net WAC Rate Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (b) the amount actually distributed to such class with respect to interest on such prior Distribution Date and (ii) interest on such excess at the Pass-Through Rate for such class.

Available Funds:

For any Distribution Date, the sum, net of amounts reimbursable to the Master Servicer or the Trustee, of: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due during the related Due Period and received on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the Trust); (iii) all Master Servicer Advances with respect to the Mortgage Loans received for such Distribution Date (iv) with respect to the Distribution Date immediately following the end of the Funding Period, any amounts remaining in the Pre-Funding Accounts after giving effect to any purchase of Subsequent Mortgage Loans and (v) all compensating interest paid by the Master Servicer in respect of prepayment interest shortfalls for the related period.

Class A Principal Distribution Amount:

Prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Certificates will receive the principal collected on the related Mortgage Loans plus any Net Monthly Excess Cashflow required to maintain the Overcollateralization Target Amount until the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Certificates will be an amount such that each of the Class A Certificates will maintain 2x the Class A Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

Principal distributions on the Group II Certificates will be allocated sequentially, to the Class A-2A, the Class A-2B and the Class A-2C Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group II Certificates exceeds the aggregate principal balance of the Group II Mortgage Loans plus amounts on deposit in the related Pre-Funding Reserve Account, principal distributions will be allocated concurrently, on a pro rata basis.

Notwithstanding the foregoing, if the aggregate Certificate Principal Balance of the Group I or Group II Certificates is reduced to zero, then the amount of principal distributions from the related loan group on subsequent Distribution Dates will be distributed to the group(s) of Class A Certificates remaining outstanding, to the extent necessary to provide all required principal distributions to such Certificates.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Class M Principal Distribution Amount:

The Class M Certificates will not receive any principal payments prior to the Stepdown Date. On or after the Stepdown Date (if no Trigger Event is in effect), principal will be paid on the Class M Certificates in the following order: to the Class M-1 Certificates until it reaches 2x the Class M-1 Initial Credit Enhancement Percentage, then to the Class M-2 Certificates until it reaches 2x the Class M-2 Initial Credit Enhancement Percentage, then to the Class M-3 Certificates until it reaches 2x the Class M-3 Initial Credit Enhancement Percentage, then to the Class M-4 Certificates until it reaches 2x the Class M-4 Initial Credit Enhancement Percentage, then to the Class M-5 Certificates until it reaches 2x the Class M-5 Initial Credit Enhancement Percentage, then to the Class M-6 Certificates until it reaches 2x the Class M-6 Initial Credit Enhancement Percentage, then to the Class M-7 Certificates until it reaches 2x the Class M-7 Initial Credit Enhancement Percentage, then to the Class M-8 Certificates until it reaches 2x the Class M-8 Initial Credit Enhancement Percentage, then to the Class M-9 Certificates until it reaches 2x the Class M-9 Initial Credit Enhancement Percentage and then to the Class M-10 Certificates until it reaches 2x the Class M-10 Initial Credit Enhancement, in each case, as set forth in the Credit Enhancement Percentage table included herein.

If a Trigger Event is in effect, principal payments will be paid sequentially first to the Class A Certificates and then to the Class M Certificates in their order of seniority until the Certificate Principal Balance of each such class is reduced to zero.

Trigger Event:	If either the Delinquency Trigger Event or Cumulative Loss Test is violated.

Delinquency Trigger Event:

The percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i) Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds a percentage (as specified in the Pooling and Servicing Agreement) of the Credit Enhancement Percentage for the most senior class of certificates then outstanding. In the case of the Class A Certificates, the percentage will be 42.00%.

Cumulative Loss Test:

The aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of subsequent recoveries received from the Cut-off Date through the last day of the related Due Period) divided by the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the original pre-funded amounts exceeds the approximate applicable percentages set forth below with respect to such Distribution Date:

	Distribution Date Occurring In	Percentage
	December 2007 through November 2008	1.20% for the first month plus an additional 1/12th of 1.45% for each month thereafter
	December 2008 through November 2009	2.65% for the first month plus an additional 1/12th of 1.55% for each month thereafter
	December 2009 through November 2010	4.20% for the first month plus an additional 1/12th of 1.25% for each month thereafter
	December 2010 through November 2011	5.45% for the first month plus an additional 1/12th of 0.70% for each month thereafter
	December 2011 and thereafter	6.15%

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Payment Priority:

On each Distribution Date, distributions will be made as follows:

From collections on all the Mortgage Loans, to pay any Net Swap Payment or the Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement)) owed to the Swap Provider and other fees and expenses of the Trust.

From Available Funds, to pay interest on the Class A Certificates pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay interest excluding any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From Available Funds, to pay principal on the Class A and Class M Certificates, in accordance with the principal payment provisions described above.

From Net Monthly Excess Cashflow, if any, to the Certificates then entitled to receive distributions in respect of principal an additional payment of principal in order to reduce the Certificate Principal Balance of the Certificates to the extent necessary to maintain the required Overcollateralization Target Amount.

From Net Monthly Excess Cashflow, if any, to pay Interest Carry Forward Amounts to Class M Certificates, sequentially.

From Net Monthly Excess Cashflow, if any, to pay any Realized Losses allocated to the Class M Certificates, sequentially.

From Net Monthly Excess Cashflow, if any, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates in the same order of priority as described above.

From Net Monthly Excess Cashflow, if any, to pay the Swap Termination Payment (caused by a Swap Provider Trigger Event) owed to the Swap Provider.

From Net Monthly Excess Cashflow, if any, to pay any remaining amount to the Class CE and Class R Certificates in accordance with the Pooling and Servicing Agreement.

From the Swap Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest including any accrued unpaid interest from prior Distribution Dates to the Class M Certificates, sequentially.

From the Swap Account, to pay the Net WAC Rate Carryover Amount on the Class A and Class M Certificates remaining unpaid in the same order of priority as described above.

From the Swap Account, to pay any principal first, on the Class A Certificates, pro rata, and second, on the Class M Certificates, sequentially, in accordance with the principal payment provisions described above in an amount necessary to maintain the applicable Overcollateralization Target Amount.

From the Swap Account, to pay any Realized Losses remaining on the Class M Certificates, sequentially.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Part III: Relevant Bond Analytics

Swap Schedule

Distribution Date	Notional Schedule ($)	Distribution Date	Notional Schedule ($)
12/25/2005	1,556,425,000	11/25/2008	433,018,914
1/25/2006	1,992,594,615	12/25/2008	415,328,706
2/25/2006	1,971,830,094	1/25/2009	398,395,830
3/25/2006	1,945,710,948	2/25/2009	382,189,049
4/25/2006	1,914,262,746	3/25/2009	366,673,455
5/25/2006	1,877,552,306	4/25/2009	351,818,363
6/25/2006	1,835,688,998	5/25/2009	337,594,486
7/25/2006	1,788,828,008	6/25/2009	323,975,650
8/25/2006	1,737,171,988	7/25/2009	310,933,252
9/25/2006	1,680,973,432	8/25/2009	298,442,364
10/25/2006	1,621,655,254	9/25/2009	286,478,151
11/25/2006	1,559,487,446	10/25/2009	275,017,443
12/25/2006	1,498,706,542	11/25/2009	264,038,126
1/25/2007	1,439,289,022	12/25/2009	253,519,170
2/25/2007	1,382,266,225	1/25/2010	243,440,332
3/25/2007	1,327,540,318	2/25/2010	233,782,398
4/25/2007	1,275,017,503	3/25/2010	224,526,973
5/25/2007	1,224,607,859	4/25/2010	215,656,520
6/25/2007	1,176,225,170	5/25/2010	207,154,292
7/25/2007	1,129,786,780	6/25/2010	0
8/25/2007	1,085,186,310
9/25/2007	1,042,226,155
10/25/2007	1,000,824,048
11/25/2007	904,864,411
12/25/2007	821,288,509
1/25/2008	732,077,281
2/25/2008	655,111,113
3/25/2008	616,543,256
4/25/2008	581,353,916
5/25/2008	557,245,233
6/25/2008	534,188,680
7/25/2008	512,130,345
8/25/2008	491,027,175
9/25/2008	470,834,413
10/25/2008	451,511,283

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Sensitivity Analysis - To Optional Termination Date
		0% ppc	50% ppc	75% ppc	100% ppc	125% ppc	150% ppc
A-2A	Average Life (years)	12.06	1.57	1.22	1.00	0.86	0.76
	First Payment Period	1	1	1	1	1	1
	Last Payment Period	225	33	25	21	17	15
	Window (months)	225	33	25	21	17	15
A-2B	Average Life (years)	23.67	6.03	4.05	3.00	2.22	1.87
	First Payment Period	225	33	25	21	17	15
	Last Payment Period	340	149	101	75	58	30
	Window (months)	116	117	77	55	42	16
A-2C	Average Life (years)	28.76	14.13	9.70	7.17	5.54	3.37
	First Payment Period	340	149	101	75	58	30
	Last Payment Period	346	173	119	88	68	54
	Window (months)	7	25	19	14	11	25
M-1	Average Life (years)	26.71	9.60	6.51	5.01	4.65	4.51
	First Payment Period	275	56	37	42	49	54
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	47	20	1
M-2	Average Life (years)	26.71	9.60	6.51	4.97	4.41	4.49
	First Payment Period	275	56	37	40	45	52
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	49	24	3
M-3	Average Life (years)	26.71	9.60	6.51	4.94	4.29	4.25
	First Payment Period	275	56	37	39	43	48
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	50	26	7
M-4	Average Life (years)	26.71	9.60	6.51	4.92	4.21	4.05
	First Payment Period	275	56	37	39	42	46
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	50	27	9
M-5	Average Life (years)	26.71	9.60	6.51	4.92	4.16	3.92
	First Payment Period	275	56	37	38	41	44
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	51	28	11
M-6	Average Life (years)	26.71	9.60	6.51	4.90	4.12	3.81
	First Payment Period	275	56	37	38	40	42
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	51	29	13
M-7	Average Life (years)	26.71	9.60	6.51	4.90	4.08	3.73
	First Payment Period	275	56	37	38	39	41
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	51	30	14
M-8	Average Life (years)	26.71	9.60	6.51	4.90	4.07	3.67
	First Payment Period	275	56	37	37	39	40
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	52	30	15
M-9	Average Life (years)	26.71	9.60	6.51	4.88	4.04	3.63
	First Payment Period	275	56	37	37	38	39
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	52	31	16
M-10	Average Life (years)	26.71	9.60	6.51	4.88	4.03	3.60
	First Payment Period	275	56	37	37	38	38
	Last Payment Period	346	173	119	88	68	54
	Window (months)	72	118	83	52	31	17

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Sensitivity Analysis - To Maturity
		0% ppc	50% ppc	75% ppc	100% ppc	125% ppc	150% ppc
A-2A	Average Life (years)	12.06	1.57	1.22	1.00	0.86	0.76
	First Payment Period	1	1	1	1	1	1
	Last Payment Period	225	33	25	21	17	15
	Window (months)	225	33	25	21	17	15
A-2B	Average Life (years)	23.67	6.03	4.05	3.00	2.22	1.87
	First Payment Period	225	33	25	21	17	15
	Last Payment Period	340	149	101	75	58	30
	Window (months)	116	117	77	55	42	16
A-2C	Average Life (years)	29.16	17.57	12.52	9.39	7.34	4.61
	First Payment Period	340	149	101	75	58	30
	Last Payment Period	359	329	269	212	169	139
	Window (months)	20	181	169	138	112	110
M-1	Average Life (years)	26.83	10.50	7.21	5.57	5.09	6.08
	First Payment Period	275	56	37	42	49	61
	Last Payment Period	358	296	225	172	136	111
	Window (months)	84	241	189	131	88	51
M-2	Average Life (years)	26.83	10.48	7.19	5.50	4.84	5.02
	First Payment Period	275	56	37	40	45	52
	Last Payment Period	358	283	209	159	125	102
	Window (months)	84	228	173	120	81	51
M-3	Average Life (years)	26.83	10.44	7.16	5.45	4.69	4.59
	First Payment Period	275	56	37	39	43	48
	Last Payment Period	357	273	199	151	119	96
	Window (months)	83	218	163	113	77	49
M-4	Average Life (years)	26.83	10.41	7.12	5.40	4.60	4.37
	First Payment Period	275	56	37	39	42	46
	Last Payment Period	357	264	190	144	113	91
	Window (months)	83	209	154	106	72	46
M-5	Average Life (years)	26.82	10.37	7.09	5.37	4.52	4.22
	First Payment Period	275	56	37	38	41	44
	Last Payment Period	356	255	183	138	108	87
	Window (months)	82	200	147	101	68	44
M-6	Average Life (years)	26.82	10.31	7.04	5.31	4.45	4.08
	First Payment Period	275	56	37	38	40	42
	Last Payment Period	355	245	174	131	102	83
	Window (months)	81	190	138	94	63	42
M-7	Average Life (years)	26.81	10.22	6.97	5.26	4.37	3.97
	First Payment Period	275	56	37	38	39	41
	Last Payment Period	354	234	165	124	97	78
	Window (months)	80	179	129	87	59	38
M-8	Average Life (years)	26.80	10.12	6.89	5.19	4.30	3.86
	First Payment Period	275	56	37	37	39	40
	Last Payment Period	353	220	154	115	89	72
	Window (months)	79	165	118	79	51	33
M-9	Average Life (years)	26.79	10.00	6.80	5.11	4.21	3.78
	First Payment Period	275	56	37	37	38	39
	Last Payment Period	352	208	145	108	84	67
	Window (months)	78	153	109	72	47	29
M-10	Average Life (years)	26.76	9.79	6.64	4.98	4.11	3.67
	First Payment Period	275	56	37	37	38	38
	Last Payment Period	350	196	136	101	78	63
	Window (months)	76	141	100	65	41	26

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Net WAC Cap and Effective Maximum Rate for the Group I Certificates

Period	NWC(1) (%)	Max Rate (2, 3) (%)	Period	NWC(1) (%)	Max Rate (2, 3) (%)	Period	NWC(1) (%)	Max Rate (2, 3) (%)
1	4.74	17.03	34	7.75	16.86	67	8.16	10.29
2	6.48	22.29	35	7.93	16.91	68	8.42	10.62
3	6.48	22.23	36	7.99	17.20	69	8.14	10.26
4	6.74	22.42	37	8.18	17.28	70	8.13	10.24
5	6.49	22.08	38	8.05	17.12	71	8.40	10.57
6	6.57	22.06	39	8.05	16.99	72	8.12	10.21
7	6.49	21.86	40	8.68	17.59	73	8.38	10.54
8	6.58	21.80	41	8.04	16.74	74	8.10	10.18
9	6.50	21.56	42	8.32	17.35	75	8.09	10.16
10	6.50	21.38	43	8.11	16.98	76	8.64	10.85
11	6.59	21.28	44	8.34	17.26	77	8.08	10.13
12	6.51	20.98	45	8.13	16.89	78	8.34	10.45
13	6.61	20.86	46	8.12	16.77	79	8.06	10.10
14	6.52	20.55	47	8.32	16.91	80	8.32	10.42
15	6.52	20.34	48	8.11	17.02	81	8.04	10.07
16	6.84	20.45	49	8.31	17.17	82	8.03	10.05
17	6.53	19.93	50	8.10	16.94	83	8.29	10.37
18	6.64	19.83	51	8.10	16.83	84	8.02	10.02
19	6.54	19.53	52	8.77	17.60	85	8.28	10.34
20	6.65	19.44	53	8.08	16.62	86	8.00	9.99
21	6.55	19.14	54	8.29	16.90	87	7.99	9.97
22	6.55	18.96	55	8.24	10.20	88	8.84	11.02
23	6.67	18.88	56	8.51	10.56
24	7.35	19.00	57	8.23	10.20
25	7.48	18.62	58	8.22	10.19
26	7.58	18.12	59	8.48	10.52
27	7.56	17.58	60	8.21	10.34
28	7.90	17.66	61	8.48	10.67
29	7.55	17.08	62	8.20	10.37
30	7.88	17.49	63	8.19	10.35
31	7.71	17.16	64	9.06	11.45
32	7.93	17.32	65	8.17	10.32
33	7.75	16.99	66	8.44	10.65

(1)	Assumes 1mLIBOR and 6mLIBOR stays at 4.16% and 4.57% respectively and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(3)	The effective net funds cap rate (“Effective Rate”) is computed in the same manner as the Net WAC Cap Rate after giving effect to Net Swap Payments received from the Swap Provider.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Net WAC Cap and Effective Maximum Rate for the Group II Certificates

Period	NWC(1) (%)	Max Rate (2, 3) (%)	Period	NWC(1) (%)	Max Rate (2, 3) (%)	Period	NWC(1) (%)	Max Rate (2, 3) (%)
1	4.46	16.75	34	7.32	16.30	67	7.78	9.50
2	6.11	21.92	35	7.49	16.34	68	8.03	9.80
3	6.11	21.87	36	7.58	16.60	69	7.76	9.46
4	6.33	22.01	37	7.76	16.66	70	7.76	9.45
5	6.12	21.71	38	7.66	16.50	71	8.01	9.75
6	6.19	21.68	39	7.65	16.37	72	7.74	9.42
7	6.12	21.49	40	8.24	16.90	73	7.99	9.71
8	6.20	21.42	41	7.64	16.12	74	7.72	9.38
9	6.13	21.19	42	7.91	16.64	75	7.72	9.37
10	6.13	21.02	43	7.72	16.30	76	8.24	10.00
11	6.21	20.90	44	7.93	16.54	77	7.70	9.34
12	6.14	20.61	45	7.74	16.19	78	7.95	9.63
13	6.23	20.48	46	7.73	16.08	79	7.68	9.30
14	6.15	20.18	47	7.92	16.19	80	7.93	9.60
15	6.16	19.97	48	7.73	16.26	81	7.67	9.27
16	6.44	20.04	49	7.92	16.39	82	7.66	9.26
17	6.17	19.56	50	7.73	16.17	83	7.91	9.55
18	6.26	19.45	51	7.72	16.06	84	7.64	9.22
19	6.18	19.17	52	8.35	16.74	85	7.89	9.52
20	6.27	19.07	53	7.71	15.84	86	7.63	9.19
21	6.18	18.78	54	7.90	16.10	87	7.62	9.18
22	6.19	18.59	55	7.87	9.42	88	8.43	10.14
23	6.29	18.51	56	8.12	9.76
24	6.89	18.54	57	7.85	9.43
25	7.01	18.14	58	7.85	9.41
26	7.10	17.63	59	8.10	9.71
27	7.08	17.09	60	7.84	9.55
28	7.39	17.15	61	8.09	9.86
29	7.08	16.60	62	7.82	9.58
30	7.43	16.94	63	7.81	9.56
31	7.27	16.63	64	8.64	10.57
32	7.49	16.75	65	7.80	9.53
33	7.32	16.44	66	8.05	9.83

(1)	Assumes 1mLIBOR and 6mLIBOR stays at 4.16% and 4.57% respectively and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(3)	The effective net funds cap rate (“Effective Rate”) is computed in the same manner as the Net WAC Cap Rate after giving effect to Net Swap Payments received from the Swap Provider.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Net WAC Cap and Effective Maximum Rate for Class M Certificates

Period	NWC(1) (%)	Max Rate (2, 3) (%)	Period	NWC(1) (%)	Max Rate (2, 3) (%)	Period	NWC(1) (%)	Max Rate (2, 3) (%)
1	4.67	16.96	34	7.64	16.72	67	8.06	10.09
2	6.39	22.20	35	7.82	16.77	68	8.32	10.40
3	6.39	22.14	36	7.89	17.05	69	8.04	10.05
4	6.64	22.32	37	8.07	17.13	70	8.04	10.04
5	6.40	21.99	38	7.96	16.97	71	8.29	10.35
6	6.48	21.97	39	7.95	16.84	72	8.02	10.00
7	6.40	21.77	40	8.57	17.42	73	8.28	10.32
8	6.48	21.71	41	7.94	16.59	74	8.00	9.97
9	6.41	21.47	42	8.22	17.17	75	7.99	9.96
10	6.41	21.29	43	8.02	16.81	76	8.54	10.63
11	6.50	21.18	44	8.23	17.07	77	7.98	9.92
12	6.42	20.89	45	8.03	16.71	78	8.23	10.24
13	6.51	20.76	46	8.02	16.60	79	7.96	9.89
14	6.43	20.46	47	8.22	16.73	80	8.22	10.21
15	6.43	20.25	48	8.02	16.83	81	7.94	9.86
16	6.74	20.35	49	8.21	16.97	82	7.94	9.84
17	6.44	19.84	50	8.01	16.74	83	8.19	10.16
18	6.54	19.74	51	8.00	16.63	84	7.92	9.81
19	6.45	19.44	52	8.66	17.38	85	8.17	10.12
20	6.56	19.35	53	7.99	16.42	86	7.90	9.78
21	6.46	19.06	54	8.19	16.70	87	7.89	9.76
22	6.46	18.87	55	8.15	10.00	88	8.73	10.79
23	6.58	18.79	56	8.41	10.35
24	7.23	18.88	57	8.13	10.00
25	7.36	18.50	58	8.12	9.99
26	7.46	18.00	59	8.38	10.31
27	7.44	17.46	60	8.12	10.14
28	7.78	17.54	61	8.38	10.46
29	7.44	16.96	62	8.10	10.16
30	7.77	17.35	63	8.09	10.15
31	7.60	17.03	64	8.95	11.22
32	7.82	17.18	65	8.08	10.12
33	7.65	16.86	66	8.34	10.44

(1)	Assumes 1mLIBOR and 6mLIBOR stays at 4.16% and 4.57% respectively and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed.
(3)	The effective net funds cap rate (“Effective Rate”) is computed in the same manner as the Net WAC Cap Rate after giving effect to Net Swap Payments received from the Swap Provider.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

Excess Spread

Period	Static LIBOR (basis points) (1)	1m LIBOR (%)	6m LIBOR (%)	Fwd LIBOR (basis points) (2)	Period	Static LIBOR (basis points) (1)	1m LIBOR (%)	6m LIBOR (%)	Fwd LIBOR (basis points) (2)	Period	Static LIBOR (basis points) (1)	1m LIBOR (%)	6m LIBOR (%)	Fwd LIBOR (basis points) (2)
1	0.30	4.107500	4.547540	0.32	34	3.37	4.950970	5.133450	3.19	67	3.79	5.283630	5.290320	3.09
2	2.07	4.365500	4.684330	2.07	35	3.44	4.957640	5.057260	3.26	68	3.93	5.114710	5.263890	3.43
3	2.07	4.488600	4.790590	2.08	36	3.63	5.130790	5.092970	3.47	69	3.77	5.282890	5.295620	3.08
4	2.10	4.534970	4.860210	2.10	37	3.69	4.973200	5.072640	3.61	70	3.76	5.290820	5.299790	3.06
5	2.07	4.702160	4.924520	2.08	38	3.65	5.147200	5.109320	3.48	71	3.90	5.122620	5.244840	3.39
6	2.09	4.859350	4.970230	2.09	39	3.66	5.141490	5.088610	3.49	72	3.74	5.297080	5.277750	3.04
7	2.08	4.922170	4.983520	2.08	40	3.89	4.663040	5.097470	3.95	73	3.88	5.129340	5.252490	3.37
8	2.09	4.929390	4.985200	2.09	41	3.66	5.171230	5.190580	3.46	74	3.73	5.290210	5.285750	3.03
9	2.09	4.927580	4.989060	2.07	42	3.82	5.011320	5.169490	3.74	75	3.72	5.308740	5.261000	3.00
10	2.09	4.930800	4.984730	2.06	43	3.74	5.181810	5.205890	3.56	76	4.00	4.968810	5.264860	3.67
11	2.11	4.938730	4.978060	2.08	44	3.85	5.027030	5.185690	3.76	77	3.70	5.306400	5.327760	2.98
12	2.10	4.940640	4.969230	2.05	45	3.76	5.202650	5.222010	3.57	78	3.84	5.148650	5.303140	3.31
13	2.12	4.933800	4.959930	2.07	46	3.75	5.210720	5.229500	3.55	79	3.68	5.324630	5.336750	2.95
14	2.11	4.946360	4.951550	2.04	47	3.83	5.049940	5.150710	3.71	80	3.82	5.157580	5.311990	3.29
15	2.11	4.903990	4.939720	2.04	48	3.75	5.216990	5.186010	3.57	81	3.67	5.333720	5.346460	2.93
16	2.20	4.893840	4.936550	2.12	49	3.83	5.065600	5.164060	3.74	82	3.66	5.338050	5.351060	2.91
17	2.12	4.889190	4.936450	2.03	50	3.74	5.241590	5.197870	3.55	83	3.80	5.170430	5.267350	3.24
18	2.15	4.884390	4.936600	2.06	51	3.73	5.238640	5.173860	3.54	84	3.64	5.347610	5.301940	2.88
19	2.13	4.883160	4.938630	2.02	52	3.99	4.744890	5.178430	4.08	85	3.78	5.179270	5.277240	3.21
20	2.16	4.883730	4.941050	2.05	53	3.72	5.259280	5.268730	3.50	86	3.62	5.357210	5.311860	2.85
21	2.13	4.885060	4.945140	2.01	54	3.80	5.093590	5.242590	3.71	87	3.61	5.362270	5.287700	2.84
22	2.14	4.887590	4.948990	2.00	55	3.88	5.267700	5.273680	3.20	88	4.05	4.846700	5.292650	3.84
23	2.18	4.891270	4.952680	2.04	56	4.02	5.100600	5.246540	3.53
24	2.94	4.895390	4.957920	2.77	57	3.87	5.263800	5.276720	3.19
25	2.97	4.899160	4.962430	2.79	58	3.86	5.275710	5.277570	3.16
26	3.17	4.903940	4.968950	2.96	59	3.99	5.106300	5.190950	3.50
27	3.16	4.908750	4.973360	2.92	60	3.85	5.272380	5.220570	3.15
28	3.28	4.913040	4.979400	3.04	61	3.99	5.106980	5.192480	3.48
29	3.15	4.918980	4.986700	2.88	62	3.83	5.277810	5.222280	3.13
30	3.39	4.924300	4.992480	3.22	63	3.82	5.278350	5.194510	3.12
31	3.32	4.931490	5.110830	3.13	64	4.26	4.767270	5.196390	4.11
32	3.44	4.936980	5.090520	3.29	65	3.81	5.280280	5.285300	3.10
33	3.37	4.943490	5.125840	3.20	66	3.94	5.111770	5.258450	3.45

(1)	Assumes 1mLIBOR and 6mLIBOR stays at 4.16% and 4.57% respectively, and the cashflows are run to the Optional Termination at the pricing speed.
(2)	Assumes forward 1mLIBOR and 6mLIBOR curves as of November 11, 2005; and cash flows are run to the Optional Termination at the pricing speed.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

PART IV: COLLATERAL STATISTICS

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Summary

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics		Range (if applicable)

Number of Mortgage Loans	8,458

Aggregate Current Principal Balance	$1,556,425,508.91

Average Current Principal Balance	$184,018.15		$19,991.13 to $999,177.68
Aggregate Original Principal Balance	$1,557,621,497.62

Average Original Principal Balance	$184,159.55		$20,000.00 to $999,999.00
Fully Amortizing Mortgage Loans	100.00%

1st Lien	99.40%

Weighted Avg. Gross Coupon	7.534%		5.500% to 12.850%

Weighted Avg. Original Term (months)	354		120 to 360
Weighted Avg. Remaining Term (months)	353		117 to 360

Weighted Avg. Margin(ARM Loans Only)	5.702%		2.750% to 6.750%

Weighted Avg. Maximum Rate (ARM Loans Only)	13.791%		11.500% to 18.850%

Weighted Avg. Minimum Rate (ARM Loans Only)	7.791%		5.500% to 12.850%

Weighted Avg. Original LTV (1)	77.81%		7.99% to 100.00%

Weighted Avg. Borrower FICO	631		500 to 818

Geographic Distribution (Top 5)	CA	17.23%
	FL	10.77%
	NY	10.49%
	NJ	7.77%
	MD	6.09%

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2 YR/6MO LIB	4,217	714,643,948.96	45.92	357	42.02	8.178	586	76.31
2 YR/6MO LIB - 5YR IO	497	135,715,923.00	8.72	359	41.96	7.140	661	81.37
3 YR/6MO LIB	1,261	203,298,687.59	13.06	357	40.21	7.563	609	77.28
3 YR/6MO LIB - 5YR IO	351	89,979,027.19	5.78	359	40.36	6.637	685	80.57
5 YR/6MO LIB	77	11,887,225.43	0.76	359	39.11	6.449	726	79.71
5 YR/6MO LIB - 5YR IO	85	18,413,192.23	1.18	359	37.63	6.606	727	81.48
FIXED RATE	1,630	293,328,339.64	18.85	332	41.95	6.715	699	78.68
FIXED RATE - 5YR IO	340	89,159,164.87	5.73	359	40.37	6.848	694	78.85
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Principal Balances at Origination
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO- INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV (%)*
0.01 - 25,000.00	31	690,500.00	0.04	347	38.51	9.990	656	100.00
25,000.01 - 50,000.00	103	3,718,611.00	0.24	358	41.57	9.963	665	99.82
50,000.01 - 100,000.00	1,960	155,203,152.00	9.96	344	39.37	8.661	603	74.04
100,000.01 - 150,000.00	2,114	262,933,218.81	16.88	349	40.31	7.911	616	76.72
150,000.01 - 200,000.00	1,463	254,598,251.50	16.35	352	41.51	7.583	622	77.33
200,000.01 - 250,000.00	882	196,674,925.60	12.63	355	41.92	7.511	627	77.81
250,000.01 - 300,000.00	704	193,302,102.71	12.41	356	42.30	7.097	641	77.57
300,000.01 - 350,000.00	426	137,800,703.00	8.85	354	41.93	7.102	644	78.89
350,000.01 - 400,000.00	286	106,600,521.00	6.84	356	43.30	7.054	652	79.62
400,000.01 - 450,000.00	174	74,154,360.00	4.76	358	43.57	7.103	651	80.13
450,000.01 - 500,000.00	146	69,558,739.00	4.47	359	42.70	7.053	656	80.77
500,000.01 - 550,000.00	57	30,030,507.00	1.93	356	42.09	7.251	662	81.07
550,000.01 - 600,000.00	53	30,932,134.00	1.99	359	40.49	7.165	659	81.73
600,000.01 - 650,000.00	17	10,575,250.00	0.68	359	40.89	7.017	678	80.06
650,000.01 - 700,000.00	18	12,072,075.00	0.78	359	40.07	7.346	620	78.63
700,000.01 - 750,000.00	13	9,411,949.00	0.60	359	41.78	7.178	647	77.86
750,000.01 - 800,000.00	5	3,860,000.00	0.25	322	37.09	6.892	683	78.26
800,000.01 - 850,000.00	2	1,684,499.00	0.11	359	32.30	7.914	642	74.08
900,000.01 - 950,000.00	3	2,820,000.00	0.18	359	43.73	7.879	685	69.99
950,000.01 - 1,000,000.00	1	999,999.00	0.06	359	21.00	6.990	612	66.67
Total:	8,458	1,557,621,497.62	100.00	353	41.50	7.534	631	77.81

*Based on the original balances of the Mortgage Loans.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
0.01 - 25,000.00	31	690,071.55	0.04	347	38.51	9.990	656	100.00
25,000.01 - 50,000.00	103	3,712,253.06	0.24	358	41.57	9.963	665	99.82
50,000.01 - 100,000.00	1,961	155,156,937.11	9.97	344	39.37	8.660	603	74.05
100,000.01 - 150,000.00	2,116	263,046,873.04	16.90	348	40.29	7.911	616	76.72
150,000.01 - 200,000.00	1,462	254,344,862.66	16.34	352	41.53	7.586	622	77.33
200,000.01 - 250,000.00	883	196,884,494.81	12.65	355	41.92	7.503	628	77.83
250,000.01 - 300,000.00	702	192,708,269.04	12.38	356	42.30	7.100	641	77.57
300,000.01 - 350,000.00	427	138,088,097.35	8.87	353	41.95	7.098	645	78.94
350,000.01 - 400,000.00	284	105,830,924.19	6.80	356	43.27	7.060	652	79.55
400,000.01 - 450,000.00	176	75,004,474.20	4.82	358	43.64	7.099	651	80.20
450,000.01 - 500,000.00	144	68,618,153.81	4.41	359	42.62	7.058	657	80.71
500,000.01 - 550,000.00	57	30,016,854.37	1.93	356	42.09	7.251	662	81.07
550,000.01 - 600,000.00	53	30,919,616.45	1.99	359	40.49	7.165	659	81.73
600,000.01 - 650,000.00	18	11,221,665.23	0.72	359	40.38	7.132	669	80.31
650,000.01 - 700,000.00	17	11,416,886.55	0.73	359	40.53	7.253	626	78.30
700,000.01 - 750,000.00	13	9,407,797.60	0.60	359	41.78	7.178	647	77.86
750,000.01 - 800,000.00	5	3,855,418.96	0.25	322	37.08	6.892	683	78.26
800,000.01 - 850,000.00	2	1,683,299.81	0.11	359	32.30	7.915	642	74.08
900,000.01 - 950,000.00	3	2,819,381.44	0.18	359	43.73	7.879	685	69.99
950,000.01 - 1,000,000.00	1	999,177.68	0.06	359	21.00	6.990	612	66.67
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
61 - 120	15	1,287,917.68	0.08	119	42.29	8.482	595	68.52
121 - 180	331	43,682,419.25	2.81	179	39.08	6.672	693	74.80
181 - 240	67	9,829,161.17	0.63	239	39.00	7.350	656	74.14
241 - 300	12	2,993,743.98	0.19	299	42.95	6.190	694	72.12
301 - 360	8,033	1,498,632,266.83	96.29	359	41.58	7.562	629	77.94
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	526	130,862,370.77	8.41	334	40.87	5.855	717	73.44
6.000 - 6.499	920	209,760,890.06	13.48	346	40.45	6.268	690	77.57
6.500 - 6.999	1,689	372,507,326.28	23.93	356	41.17	6.750	659	79.99
7.000 - 7.499	786	163,749,562.76	10.52	356	41.06	7.254	623	79.08
7.500 - 7.999	1,238	227,061,613.60	14.59	357	41.79	7.759	603	77.26
8.000 - 8.499	562	94,300,215.94	6.06	357	42.75	8.250	587	76.63
8.500 - 8.999	947	141,406,682.63	9.09	356	41.99	8.754	572	76.31
9.000 - 9.499	393	52,724,741.60	3.39	354	41.44	9.251	569	76.34
9.500 - 9.999	784	90,065,345.99	5.79	355	43.12	9.786	577	79.52
10.000 - 10.499	251	30,884,440.79	1.98	356	43.54	10.207	562	78.16
10.500 - 10.999	195	21,909,813.94	1.41	354	41.11	10.746	564	77.27
11.000 - 11.499	75	9,863,752.76	0.63	355	43.56	11.275	553	75.25
11.500 - 11.999	76	7,960,964.16	0.51	352	42.42	11.720	545	76.86
12.000 - 12.499	13	2,856,006.61	0.18	359	47.39	12.192	572	79.48
12.500 - 12.999	3	511,781.02	0.03	338	42.33	12.802	610	77.71
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (1) (%)
0.01 - 25.00	42	4,477,283.53	0.29	353	36.73	7.641	619	19.75
25.01 - 30.00	45	4,561,366.08	0.29	340	39.96	7.885	612	27.33
30.01 - 35.00	32	3,761,542.43	0.24	336	38.73	7.712	620	32.78
35.01 - 40.00	83	10,042,615.30	0.65	346	40.89	7.747	612	37.95
40.01 - 45.00	117	16,618,737.77	1.07	345	39.55	7.577	613	42.86
45.01 - 50.00	144	24,143,164.95	1.55	349	41.66	7.638	607	47.79
50.01 - 55.00	220	35,930,380.46	2.31	353	41.67	7.573	613	52.93
55.01 - 60.00	373	60,100,585.14	3.86	353	40.89	7.848	590	58.12
60.01 - 65.00	386	68,102,151.07	4.38	347	41.03	7.267	624	62.92
65.01 - 70.00	495	93,153,609.50	5.99	354	41.96	7.402	623	67.83
70.01 - 75.00	1,192	212,351,703.65	13.64	353	41.70	7.852	598	73.54
75.01 - 80.00	1,504	288,384,743.82	18.53	351	41.01	7.225	640	78.79
80.01 - 85.00	1,328	266,446,193.99	17.12	355	41.71	7.696	626	83.66
85.01 - 90.00	2,264	451,354,700.25	29.00	354	41.79	7.445	656	89.15
90.01 - 95.00	40	7,838,204.33	0.50	358	43.19	7.372	708	93.70
95.01 - 100.00	193	9,158,526.64	0.59	358	40.78	9.950	670	99.98
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
500 - 519	464	65,715,475.09	4.22	354	42.78	8.967	510	65.57
520 - 539	680	106,452,670.42	6.84	355	42.88	8.982	529	72.00
540 - 559	771	120,680,514.37	7.75	357	42.69	8.552	551	74.56
560 - 579	823	133,273,189.62	8.56	357	42.10	8.192	569	75.46
580 - 599	820	140,072,157.79	9.00	357	41.80	8.002	590	77.41
600 - 619	795	134,278,902.78	8.63	355	41.29	7.845	609	78.37
620 - 639	813	152,128,006.36	9.77	357	40.18	7.574	629	80.46
640 - 659	740	159,783,753.29	10.27	357	41.21	7.122	649	81.76
660 - 679	536	121,910,754.77	7.83	356	41.73	6.909	669	80.69
680 - 699	587	122,437,168.67	7.87	349	40.82	6.747	689	81.43
700 - 719	433	95,193,509.93	6.12	344	41.90	6.528	710	79.59
720 - 739	406	84,305,630.39	5.42	342	41.41	6.396	729	80.19
740 - 759	270	57,847,044.39	3.72	338	40.22	6.393	749	79.04
760 - 779	185	36,401,336.64	2.34	342	39.49	6.294	769	75.35
780 - 799	96	18,483,048.98	1.19	339	39.67	6.364	788	75.18
800 +	39	7,462,345.42	0.48	333	39.69	6.297	806	73.82
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Debt-to-Income Ratio
RANGE OF DEBT-TO- INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
0.01 - 20.00	312	49,711,967.89	3.19	349	14.87	7.569	628	74.47
20.01 - 25.00	366	58,583,367.19	3.76	348	23.21	7.507	634	76.47
25.01 - 30.00	635	108,224,124.96	6.95	352	28.21	7.356	636	77.23
30.01 - 35.00	876	148,264,580.82	9.53	350	33.05	7.407	638	77.23
35.01 - 40.00	1,183	211,647,132.91	13.60	354	38.12	7.501	634	78.03
40.01 - 45.00	1,649	302,309,582.06	19.42	352	43.18	7.455	637	78.00
45.01 - 50.00	2,727	543,020,610.47	34.89	353	48.29	7.481	638	79.51
50.01 - 55.00	710	134,664,142.61	8.65	357	53.45	8.262	579	73.06
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
California	901	268,233,664.25	17.23	358	41.76	6.859	646	74.33
Florida	981	167,632,216.67	10.77	355	41.23	7.480	616	77.90
New York	650	163,335,928.69	10.49	349	42.84	7.274	648	75.46
New Jersey	526	121,009,494.09	7.77	354	43.21	7.827	632	75.65
Maryland	457	94,748,081.53	6.09	352	41.63	7.388	630	78.23
Pennsylvania	397	58,362,496.72	3.75	352	40.55	7.539	618	79.68
Illinois	352	57,847,804.84	3.72	353	42.07	8.719	622	79.76
Texas	503	55,105,543.86	3.54	340	40.79	8.290	615	76.90
Arizona	294	51,117,135.38	3.28	357	39.78	7.267	625	77.85
Massachusetts	229	50,773,971.19	3.26	357	42.33	7.674	630	77.18
Michigan	351	42,204,427.12	2.71	353	41.23	7.903	612	81.77
Washington	195	40,326,192.82	2.59	354	40.00	7.236	642	82.58
Georgia	274	38,676,741.42	2.48	347	39.38	8.312	627	80.85
Connecticut	136	25,219,900.71	1.62	349	41.51	7.438	635	77.29
Indiana	199	24,432,145.70	1.57	353	40.47	7.896	638	84.39
Nevada	94	21,540,855.60	1.38	356	42.03	7.109	636	79.68
Wisconsin	150	21,433,608.82	1.38	355	41.94	8.284	607	80.18
Minnesota	106	20,301,994.88	1.30	353	41.82	7.548	643	81.56
Tennessee	152	17,402,556.70	1.12	340	40.18	8.126	618	83.19
Hawaii	51	17,195,680.36	1.10	356	41.97	6.796	675	75.70
Rhode Island	77	16,698,226.77	1.07	353	43.83	7.070	622	75.21
North Carolina	133	16,266,418.10	1.05	352	40.66	8.436	629	82.14
Colorado	83	15,690,569.55	1.01	352	39.27	7.364	642	82.00
New Hampshire	87	14,671,790.12	0.94	356	41.30	7.640	617	74.89
South Carolina	109	13,997,908.66	0.90	347	40.98	8.450	619	80.60
Missouri	125	13,725,116.02	0.88	347	40.18	7.783	619	81.16
Alabama	121	12,839,035.05	0.82	345	38.53	8.830	598	82.25
Oregon	72	11,904,547.22	0.76	354	44.26	7.364	655	81.51
Delaware	60	9,749,979.68	0.63	339	40.29	7.408	615	80.13
Oklahoma	94	8,725,818.49	0.56	342	38.36	8.095	605	81.00
Utah	42	7,720,681.22	0.50	344	41.43	7.337	646	84.42
Maine	56	7,310,195.85	0.47	359	40.93	8.139	611	77.67
Kentucky	62	6,883,369.92	0.44	354	40.13	8.171	612	82.75
Iowa	56	6,212,318.40	0.40	348	39.48	7.873	630	85.22
Kansas	51	5,687,827.48	0.37	339	37.20	7.849	643	83.83
Arkansas	48	5,471,689.02	0.35	346	39.11	8.364	628	84.35
Mississippi	39	4,249,979.58	0.27	341	38.78	8.590	604	81.58
District of Columbia	18	4,011,212.28	0.26	359	38.23	7.305	608	70.49
Louisiana	34	3,399,083.01	0.22	336	38.42	7.520	643	79.43
Vermont	12	2,657,210.88	0.17	359	42.29	7.690	635	81.55
New Mexico	14	2,313,996.79	0.15	347	42.91	7.476	633	80.72
Ohio	21	2,051,873.71	0.13	357	40.61	7.690	632	79.68
Idaho	12	2,034,011.48	0.13	359	39.99	8.349	602	85.82
Montana	7	1,670,385.01	0.11	358	42.03	6.849	651	77.58
Wyoming	12	1,407,716.96	0.09	359	37.28	8.800	617	84.19
Alaska	8	1,357,749.30	0.09	341	43.80	7.773	628	74.23
South Dakota	5	604,330.06	0.04	359	36.07	7.111	655	88.54
North Dakota	2	212,026.95	0.01	359	29.39	7.125	634	79.13
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Owner Occupied	8,126	1,509,414,062.86	96.98	353	41.59	7.527	630	77.87
Non-Owner Occupied	255	34,783,918.71	2.23	350	38.26	7.896	659	76.30
Second Home	77	12,227,527.34	0.79	344	40.14	7.429	677	73.59
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Full Documentation	6,153	1,143,308,602.46	73.46	353	41.37	7.371	634	78.35
Limited Documentation	1,433	250,054,566.70	16.07	352	41.35	7.882	618	78.60
Stated Documentation	872	163,062,339.75	10.48	354	42.68	8.142	635	72.75
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Refinance-Debt Consolidation Cash Out**	7,707	1,449,669,351.30	93.14	353	41.55	7.542	629	77.52
Purchase	459	60,319,365.45	3.88	356	40.30	7.662	658	83.82
Refinance-Debt Consolidation No Cash Out***	292	46,436,792.16	2.98	346	41.64	7.137	672	78.88
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
8A	1,223	254,222,144.98	16.33	341	40.81	6.370	743	78.74
7A	746	158,555,405.31	10.19	348	40.98	6.693	693	81.13
6A	484	112,490,771.99	7.23	356	41.79	6.852	669	80.86
5A	621	138,199,403.61	8.88	357	41.65	7.021	649	82.63
4A	649	125,626,084.95	8.07	355	40.22	7.452	633	80.95
3A	616	106,588,577.13	6.85	355	41.12	7.640	614	79.26
2A	806	142,503,532.67	9.16	357	41.10	7.753	605	78.66
A	1,280	213,181,057.40	13.70	357	41.41	8.080	572	77.08
B	1,090	170,459,782.15	10.95	356	43.71	8.899	550	73.95
C	775	111,643,522.77	7.17	355	42.69	8.944	539	67.82
D	168	22,955,225.95	1.47	357	40.42	9.207	525	55.23
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Single Family Detached	7,275	1,315,813,051.97	84.54	353	41.35	7.539	630	77.98
PUD Detached	392	80,865,499.22	5.20	355	42.00	7.531	620	78.89
Two-to Four-Family Detached	321	79,914,911.76	5.13	351	43.89	7.496	658	72.27
Condominium	341	61,936,999.76	3.98	356	41.23	7.479	640	79.64
Single Family Attached	92	12,141,431.19	0.78	355	41.78	7.668	613	79.05
PUD Attached	20	3,438,151.46	0.22	351	40.01	7.339	685	80.64
Manufactured Housing	17	2,315,463.55	0.15	337	37.65	7.455	661	70.36
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
No Prepayment Penalty	3,816	678,601,943.60	43.60	353	41.72	8.007	624	77.45
12 Months	367	92,765,589.34	5.96	342	42.01	6.521	688	76.20
24 Months	13	2,781,937.29	0.18	359	40.59	7.662	646	80.92
30 Months	26	5,336,322.06	0.34	359	42.71	7.793	650	85.71
36 Months	4,236	776,939,716.62	49.92	354	41.25	7.240	631	78.25
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO- INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Conforming	7,780	1,251,055,148.22	80.38	352	41.35	7.625	626	77.14
Non-Conforming	678	305,370,360.69	19.62	357	42.13	7.161	652	80.55
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.534	631	77.81

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
11.500 - 11.999	214	55,788,408.02	4.75	357	40.68	5.879	697	76.02
12.000 - 12.499	438	101,777,164.93	8.67	358	40.12	6.285	664	76.47
12.500 - 12.999	1,146	255,545,298.06	21.77	358	40.67	6.772	640	78.88
13.000 - 13.499	666	136,339,211.66	11.61	357	40.63	7.259	614	78.80
13.500 - 13.999	1,120	204,802,622.91	17.45	358	41.82	7.765	597	76.88
14.000 - 14.499	530	89,704,318.09	7.64	358	42.85	8.250	585	76.74
14.500 - 14.999	905	136,253,004.62	11.61	357	42.13	8.753	571	76.40
15.000 - 15.499	370	50,277,176.21	4.28	357	41.38	9.252	569	76.78
15.500 - 15.999	539	74,452,504.82	6.34	357	43.27	9.758	568	77.97
16.000 - 16.499	227	28,364,874.29	2.42	357	43.25	10.202	563	78.39
16.500 - 16.999	179	20,385,701.80	1.74	357	41.31	10.745	565	77.60
17.000 - 17.499	70	9,497,443.84	0.81	358	43.74	11.278	554	75.58
17.500 - 17.999	68	7,382,487.52	0.63	353	41.99	11.722	545	77.32
18.000 - 18.499	13	2,856,006.61	0.24	359	47.39	12.192	572	79.48
18.500 - 18.999	3	511,781.02	0.04	338	42.33	12.802	610	77.71
Total:	6,488	1,173,938,004.40	100.00	358	41.47	7.791	610	77.51

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	214	55,788,408.02	4.75	357	40.68	5.879	697	76.02
6.000 - 6.499	438	101,777,164.93	8.67	358	40.12	6.285	664	76.47
6.500 - 6.999	1,146	255,545,298.06	21.77	358	40.67	6.772	640	78.88
7.000 - 7.499	666	136,339,211.66	11.61	357	40.63	7.259	614	78.80
7.500 - 7.999	1,120	204,802,622.91	17.45	358	41.82	7.765	597	76.88
8.000 - 8.499	530	89,704,318.09	7.64	358	42.85	8.250	585	76.74
8.500 - 8.999	905	136,253,004.62	11.61	357	42.13	8.753	571	76.40
9.000 - 9.499	370	50,277,176.21	4.28	357	41.38	9.252	569	76.78
9.500 - 9.999	539	74,452,504.82	6.34	357	43.27	9.758	568	77.97
10.000 - 10.499	227	28,364,874.29	2.42	357	43.25	10.202	563	78.39
10.500 - 10.999	179	20,385,701.80	1.74	357	41.31	10.745	565	77.60
11.000 - 11.499	70	9,497,443.84	0.81	358	43.74	11.278	554	75.58
11.500 - 11.999	68	7,382,487.52	0.63	353	41.99	11.722	545	77.32
12.000 - 12.499	13	2,856,006.61	0.24	359	47.39	12.192	572	79.48
12.500 - 12.999	3	511,781.02	0.04	338	42.33	12.802	610	77.71
Total:	6,488	1,173,938,004.40	100.00	358	41.47	7.791	610	77.51

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.750 - 2.999	415	78,716,546.96	6.71	359	38.83	6.598	721	80.60
3.000 - 3.249	17	3,990,161.35	0.34	357	37.34	6.433	610	77.19
3.250 - 3.499	4	752,990.14	0.06	358	44.56	7.803	619	83.94
3.500 - 3.749	1	180,000.00	0.02	356	43.00	6.200	629	83.37
3.750 - 3.999	11	2,458,181.73	0.21	359	42.73	7.666	621	85.67
4.000 - 4.249	14	2,531,392.46	0.22	359	42.33	9.088	570	82.18
4.250 - 4.499	237	37,582,937.79	3.20	357	42.78	9.321	594	79.67
4.500 - 4.749	3	570,411.36	0.05	359	32.39	6.859	670	83.45
4.750 - 4.999	121	35,846,240.05	3.05	357	42.15	6.569	738	82.58
5.000 - 5.249	159	42,873,523.86	3.65	359	41.14	6.768	688	80.31
5.250 - 5.499	316	72,351,301.21	6.16	358	40.67	6.873	668	81.37
5.500 - 5.749	448	96,577,777.51	8.23	358	41.96	7.046	647	82.73
5.750 - 5.999	566	111,485,901.92	9.50	357	40.27	7.366	631	80.39
6.000 - 6.249	1,274	230,464,580.14	19.63	358	41.11	7.658	605	78.77
6.250 - 6.499	1,156	191,980,826.39	16.35	357	41.61	8.059	571	76.95

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

6.500 - 6.749	960	151,763,434.40	12.93	358	43.44	8.849	548	73.55
6.750 - 6.999	786	113,811,797.13	9.69	356	42.07	8.947	537	65.59
Total:	6,488	1,173,938,004.40	100.00	358	41.47	7.791	610	77.51

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE TOTAL COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
May 2007	3	555,157.58	0.05	354	46.53	7.404	596	80.88
June 2007	1	174,416.87	0.01	355	49.00	8.100	500	67.31
July 2007	43	7,517,645.74	0.64	354	43.72	8.662	584	77.71
August 2007	163	28,104,597.90	2.39	356	42.75	7.818	588	74.20
September 2007	92	20,611,811.12	1.76	357	43.25	7.783	621	79.00
October 2007	4,402	792,201,312.75	67.48	358	41.94	8.019	598	77.17
November 2007	10	1,194,930.00	0.10	360	38.37	7.901	623	78.95
July 2008	20	3,585,754.09	0.31	356	39.46	6.424	684	80.92
August 2008	36	4,986,980.32	0.42	357	40.08	7.482	617	75.26
September 2008	38	9,852,031.61	0.84	358	42.18	7.127	652	80.83
October 2008	1,514	274,198,872.76	23.36	358	40.20	7.292	631	78.20
November 2008	4	654,076.00	0.06	360	40.20	7.144	663	87.56
June 2010	1	418,591.00	0.04	355	42.00	6.250	704	88.12
July 2010	6	852,966.52	0.07	356	40.58	6.331	723	82.83
August 2010	4	513,449.36	0.04	357	38.04	6.824	689	84.18
September 2010	1	219,600.00	0.02	358	43.00	6.990	713	89.63
October 2010	150	28,295,810.78	2.41	359	38.05	6.547	728	80.48
Total:	6,488	1,173,938,004.40	100.00	358	41.47	7.791	610	77.51

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.000	6,326	1,143,637,586.74	97.42	358	41.56	7.824	607	77.42
6.000	162	30,300,417.66	2.58	359	38.21	6.545	727	80.78
Total:	6,488	1,173,938,004.40	100.00	358	41.47	7.791	610	77.51

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
1.000	6,488	1,173,938,004.40	100.00	358	41.47	7.791	610	77.51
Total:	6,488	1,173,938,004.40	100.00	358	41.47	7.791	610	77.51

Insured AVM
INSURED AVM	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Non-Insured AVM	5,955	1,092,382,146.52	70.19	354	41.93	7.78	619	78.39
Insured AVM	2,503	464,043,362.39	29.81	349	40.50	6.96	662	76.43
Total:	8,458	1,556,425,508.91	100.00	353	41.50	7.53	631	77.81

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Collateral Summary

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics		Range (if applicable)

Number of Mortgage Loans	7,242

Aggregate Current Principal Balance	$1,174,068,965.73

Average Current Principal Balance	$162,119.44		$19,991.13 to $619,999.99
Aggregate Original Principal Balance	$1,175,031,204.62

Average Original Principal Balance	$162,252.31		$20,000.00 to $620,000.00
Fully Amortizing Mortgage Loans	100.00%

1st Lien	99.80%

Weighted Avg. Gross Coupon	7.628%		5.500% to 12.850%

Weighted Avg. Original Term (months)	353		120 to 360
Weighted Avg. Remaining Term (months)	352		117 to 360

Weighted Avg. Margin(ARM Loans Only)	5.755%		2.750% to 6.750%

Weighted Avg. Maximum Rate (ARM Loans Only)	13.899%		11.500% to 18.850%

Weighted Avg. Minimum Rate (ARM Loans Only)	7.899%		5.500% to 12.850%

Weighted Avg. Original LTV (1)	76.93%		7.99% to 100.00%

Weighted Avg. Borrower FICO	626		500 to 818

Geographic Distribution (Top 5)	FL	11.71%
	CA	11.46%
	NY	9.76%
	NJ	7.89%
	MD	6.18%

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2 YR/6MO LIB	3,818	588,774,752.89	50.15	357	41.96	8.235	583	75.77
2 YR/6MO LIB - 5YR IO	350	72,145,735.37	6.14	359	42.18	7.145	657	81.12
3 YR/6MO LIB	1,128	166,747,226.83	14.20	357	39.81	7.616	608	77.08
3 YR/6MO LIB - 5YR IO	258	52,929,453.79	4.51	359	39.37	6.682	685	79.11
5 YR/6MO LIB	69	9,683,448.18	0.82	359	38.34	6.432	728	80.72
5 YR/6MO LIB - 5YR IO	71	13,433,042.28	1.14	359	38.17	6.562	728	79.86
FIXED RATE	1,303	218,809,844.53	18.64	327	41.70	6.692	700	77.68
FIXED RATE - 5YR IO	245	51,545,461.86	4.39	359	40.07	6.852	696	77.07
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Principal Balances at Origination
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV (%)*
0.01 - 25,000.00	18	390,440.00	0.03	359	41.87	9.990	663	100.00
25,000.01 - 50,000.00	48	1,709,916.00	0.15	359	42.51	9.932	674	99.62
50,000.01 - 100,000.00	1,785	141,913,746.00	12.08	345	39.38	8.641	601	73.51
100,000.01 - 150,000.00	1,990	247,632,512.81	21.07	348	40.32	7.909	615	76.45
150,000.01 - 200,000.00	1,396	242,756,554.50	20.66	352	41.48	7.586	622	77.24
200,000.01 - 250,000.00	830	185,133,479.60	15.76	355	41.88	7.527	626	77.59
250,000.01 - 300,000.00	666	182,942,166.71	15.57	356	42.31	7.106	640	77.51
300,000.01 - 350,000.00	392	126,771,265.00	10.79	355	41.92	7.097	644	78.53
350,000.01 - 400,000.00	80	28,943,201.00	2.46	355	44.66	7.062	658	79.30
400,000.01 - 450,000.00	25	10,662,876.00	0.91	359	44.83	7.187	677	76.06
450,000.01 - 500,000.00	7	3,391,047.00	0.29	359	39.83	6.528	704	75.73
500,000.01 - 550,000.00	3	1,569,000.00	0.13	358	50.01	6.499	703	72.88
550,000.01 - 600,000.00	1	595,000.00	0.05	359	54.00	7.990	598	85.00
600,000.01 - 650,000.00	1	620,000.00	0.05	359	44.00	6.350	640	80.00
Total:	7,242	1,175,031,204.62	100.00	352	41.35	7.628	626	76.93

*Based on the original balances of the Mortgage Loans.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
0.01 - 25,000.00	18	390,246.87	0.03	359	41.87	9.990	663	100.00
25,000.01 - 50,000.00	48	1,704,595.15	0.15	359	42.52	9.932	673	99.62
50,000.01 - 100,000.00	1,786	141,881,948.95	12.08	345	39.38	8.639	601	73.52
100,000.01 - 150,000.00	1,992	247,758,021.29	21.10	348	40.30	7.909	615	76.44
150,000.01 - 200,000.00	1,395	242,511,147.93	20.66	352	41.50	7.590	621	77.24
200,000.01 - 250,000.00	831	185,349,694.55	15.79	355	41.89	7.519	626	77.60
250,000.01 - 300,000.00	664	182,354,417.77	15.53	356	42.31	7.109	640	77.50
300,000.01 - 350,000.00	393	127,066,573.48	10.82	354	41.94	7.092	645	78.59
350,000.01 - 400,000.00	78	28,221,688.73	2.40	357	44.58	7.087	657	79.03
400,000.01 - 450,000.00	25	10,656,487.08	0.91	359	44.83	7.187	677	76.06
450,000.01 - 500,000.00	7	3,391,046.96	0.29	359	39.83	6.528	704	75.73
500,000.01 - 550,000.00	3	1,568,497.03	0.13	358	50.01	6.499	703	72.88
550,000.01 - 600,000.00	1	594,599.95	0.05	359	54.00	7.990	598	85.00
600,000.01 - 650,000.00	1	619,999.99	0.05	359	44.00	6.350	640	80.00
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
61 - 120	13	1,152,542.05	0.10	119	42.61	8.327	594	69.11
121 - 180	299	38,145,406.85	3.25	179	38.96	6.695	692	74.80
181 - 240	63	8,866,697.47	0.76	239	39.43	7.422	652	74.35
241 - 300	11	2,655,256.17	0.23	299	43.96	6.253	691	73.46
301 - 360	6,856	1,123,249,063.19	95.67	359	41.43	7.664	623	77.04
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	418	89,374,422.99	7.61	328	40.38	5.855	717	72.36
6.000 - 6.499	759	150,220,971.46	12.79	344	40.04	6.265	691	76.62
6.500 - 6.999	1,410	263,489,130.59	22.44	355	40.98	6.750	659	79.11
7.000 - 7.499	652	115,496,460.19	9.84	356	40.84	7.261	619	78.06
7.500 - 7.999	1,092	176,981,765.93	15.07	356	41.64	7.771	599	76.35
8.000 - 8.499	494	72,639,615.69	6.19	357	42.07	8.252	580	75.81
8.500 - 8.999	874	123,845,294.79	10.55	356	42.01	8.756	572	76.26
9.000 - 9.499	367	46,863,800.57	3.99	353	41.71	9.246	567	76.25
9.500 - 9.999	612	72,062,324.36	6.14	354	43.17	9.776	566	77.42
10.000 - 10.499	235	27,796,701.36	2.37	356	43.32	10.204	562	78.23
10.500 - 10.999	178	18,258,838.69	1.56	354	41.35	10.737	556	76.52
11.000 - 11.499	69	7,750,138.66	0.66	354	45.37	11.250	551	74.49
11.500 - 11.999	70	7,450,483.37	0.63	352	42.61	11.732	546	77.33
12.000 - 12.499	9	1,327,236.06	0.11	359	44.96	12.194	556	81.99
12.500 - 12.999	3	511,781.02	0.04	338	42.33	12.802	610	77.71
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (1) (%)
0.01 - 25.00	40	4,341,218.47	0.37	356	36.68	7.625	618	19.83
25.01 - 30.00	44	4,386,866.08	0.37	339	40.40	7.960	605	27.32
30.01 - 35.00	28	3,072,637.84	0.26	355	38.16	7.870	602	32.71
35.01 - 40.00	77	9,514,270.67	0.81	346	40.67	7.682	614	37.92
40.01 - 45.00	109	14,962,804.44	1.27	344	39.51	7.594	613	42.82
45.01 - 50.00	136	22,121,749.25	1.88	349	41.11	7.658	602	47.73
50.01 - 55.00	202	29,767,842.46	2.54	352	42.35	7.573	609	52.80
55.01 - 60.00	352	53,025,928.58	4.52	352	40.82	7.942	588	58.16
60.01 - 65.00	345	56,226,505.86	4.79	347	40.93	7.375	620	62.93
65.01 - 70.00	445	75,253,722.28	6.41	353	41.71	7.394	621	67.76
70.01 - 75.00	1,060	164,280,670.40	13.99	352	41.51	7.932	593	73.60
75.01 - 80.00	1,226	201,456,879.96	17.16	350	41.16	7.359	631	78.68
80.01 - 85.00	1,151	198,757,268.90	16.93	354	41.72	7.859	620	83.67
85.01 - 90.00	1,920	326,876,661.29	27.84	353	41.30	7.533	652	89.16
90.01 - 95.00	38	7,708,364.49	0.66	359	43.30	7.327	708	93.70
95.01 - 100.00	69	2,315,574.76	0.20	359	43.03	9.911	669	99.92
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
500 - 519	432	58,197,309.82	4.96	354	42.80	9.006	509	65.25
520 - 539	631	93,081,966.98	7.93	355	42.53	9.028	529	71.88
540 - 559	715	105,777,539.45	9.01	356	42.66	8.564	551	74.27
560 - 579	756	113,929,527.08	9.70	356	41.70	8.250	569	74.96
580 - 599	720	109,524,928.98	9.33	357	41.34	8.073	590	77.23
600 - 619	667	102,356,707.54	8.72	354	40.81	7.824	609	77.85
620 - 639	672	109,339,135.86	9.31	356	40.39	7.558	629	79.62
640 - 659	587	103,891,789.53	8.85	357	41.15	7.178	649	81.27
660 - 679	431	80,731,117.60	6.88	355	41.67	6.916	669	80.42
680 - 699	465	82,920,893.56	7.06	346	41.25	6.733	689	80.72
700 - 719	346	67,374,573.52	5.74	342	41.34	6.522	710	78.92
720 - 739	326	58,641,365.12	4.99	336	40.58	6.338	729	79.09
740 - 759	224	40,343,408.25	3.44	335	39.97	6.420	749	78.04
760 - 779	159	28,797,183.22	2.45	339	39.01	6.313	769	74.63
780 - 799	78	13,819,420.84	1.18	338	38.76	6.208	788	75.74
800 - 819	33	5,342,098.38	0.46	323	40.13	6.301	808	71.34
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
0.01 - 20.00	267	36,124,168.04	3.08	346	15.49	7.542	623	72.74
20.01 - 25.00	324	47,074,513.74	4.01	348	23.31	7.574	630	76.04
25.01 - 30.00	550	82,414,771.34	7.02	351	28.18	7.482	631	76.61
30.01 - 35.00	777	119,968,058.35	10.22	349	33.09	7.468	634	76.73
35.01 - 40.00	1,016	162,491,546.12	13.84	353	38.09	7.566	628	77.23
40.01 - 45.00	1,407	228,758,945.13	19.48	352	43.19	7.577	631	76.91
45.01 - 50.00	2,284	396,801,059.84	33.80	352	48.29	7.559	631	78.67
50.01 - 55.00	617	100,435,903.17	8.55	356	53.41	8.482	572	72.08
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Florida	880	137,508,903.35	11.71	355	41.72	7.507	609	77.27
California	592	134,543,057.28	11.46	357	41.50	6.784	634	70.34
New York	525	114,611,945.19	9.76	348	42.40	7.393	643	72.97
New Jersey	445	92,577,777.52	7.89	354	43.04	7.890	630	74.61
Maryland	402	72,578,536.97	6.18	351	40.98	7.394	628	76.84
Illinois	329	50,344,700.55	4.29	352	42.40	8.795	614	78.83
Pennsylvania	355	49,436,644.27	4.21	351	40.18	7.536	618	79.73
Texas	450	47,627,183.41	4.06	339	41.09	8.332	613	76.51
Arizona	262	43,046,921.53	3.67	357	39.49	7.269	623	77.28
Michigan	337	39,375,447.05	3.35	353	41.15	7.950	610	81.68
Massachusetts	188	38,980,586.74	3.32	356	42.50	7.666	628	75.42
Washington	172	33,488,150.68	2.85	355	39.78	7.262	639	81.95
Georgia	247	32,200,316.24	2.74	344	39.93	8.378	627	80.87
Connecticut	121	21,089,524.82	1.80	347	41.89	7.551	629	76.22
Indiana	175	20,892,980.83	1.78	352	40.06	7.930	639	84.55
Wisconsin	138	18,281,168.48	1.56	354	41.51	8.401	602	79.45
Nevada	78	15,925,595.85	1.36	356	41.42	7.144	631	77.96
Rhode Island	72	15,176,143.59	1.29	353	43.38	7.081	622	74.73
Tennessee	142	15,172,308.11	1.29	337	41.31	8.120	616	83.17
Minnesota	87	14,854,243.11	1.27	355	41.79	7.467	647	82.19
North Carolina	120	14,842,613.78	1.26	352	40.44	8.375	632	82.00
New Hampshire	82	13,854,311.59	1.18	356	41.36	7.650	616	74.41
Hawaii	43	13,542,951.29	1.15	356	41.63	6.782	671	73.50
Colorado	75	11,936,065.97	1.02	350	40.15	7.332	643	80.61
Alabama	111	11,765,540.76	1.00	344	38.27	8.825	599	82.18
South Carolina	98	11,720,917.89	1.00	346	40.94	8.627	616	80.18
Missouri	106	11,693,894.62	1.00	348	40.04	7.826	615	80.45
Oregon	58	8,916,430.87	0.76	352	42.72	7.412	647	81.77
Delaware	54	8,225,603.19	0.70	335	40.75	7.564	611	80.95
Oklahoma	71	6,478,592.33	0.55	349	36.80	8.118	605	81.03
Kentucky	54	6,179,299.46	0.53	356	40.33	8.106	617	83.20
Iowa	54	6,017,692.23	0.51	348	39.65	7.860	631	85.41
Maine	44	5,768,865.28	0.49	359	40.23	8.181	619	77.85
Utah	35	5,387,962.89	0.46	355	40.24	7.579	622	84.74
Kansas	44	5,028,192.12	0.43	344	37.96	7.919	640	83.61
Arkansas	43	4,548,260.66	0.39	343	37.83	8.558	622	84.23
Mississippi	28	3,143,946.19	0.27	340	39.46	8.699	596	81.59
District of Columbia	15	2,922,610.29	0.25	359	40.07	7.288	604	68.89
Louisiana	28	2,771,145.43	0.24	331	39.09	7.638	639	78.79
New Mexico	13	1,955,146.35	0.17	345	42.71	7.610	625	79.01
Ohio	18	1,954,160.81	0.17	356	40.59	7.575	633	78.68
Vermont	10	1,862,483.15	0.16	359	41.42	7.989	638	79.03
Wyoming	12	1,407,716.96	0.12	359	37.28	8.800	617	84.19
Alaska	8	1,357,749.30	0.12	341	43.80	7.773	628	74.23
Idaho	9	1,347,440.33	0.11	359	39.37	8.316	594	84.58
Montana	5	910,879.41	0.08	359	38.72	7.506	636	81.86
South Dakota	5	604,330.06	0.05	359	36.07	7.111	655	88.54
North Dakota	2	212,026.95	0.02	359	29.39	7.125	634	79.13
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Owner Occupied	6,931	1,132,425,235.39	96.45	352	41.39	7.623	624	76.97
Non-Owner Occupied	243	31,473,809.45	2.68	349	39.95	7.833	660	76.52
Second Home	68	10,169,920.89	0.87	350	41.21	7.562	668	74.22
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Full Documentation	5,299	868,709,057.04	73.99	352	41.20	7.468	629	77.57
Limited Documentation	1,235	190,673,570.31	16.24	352	41.29	8.006	612	77.63
Stated Documentation	708	114,686,338.38	9.77	353	42.52	8.206	626	71.00
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Refinance-Debt Consolidation Cash Out**	6,790	1,117,590,242.48	95.19	352	41.34	7.638	624	76.77
Refinance-Debt Consolidation No Cash Out***	264	37,996,680.21	3.24	347	41.26	7.259	665	78.62
Purchase	188	18,482,043.04	1.57	356	41.82	7.766	649	83.71
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
8A	1,007	183,360,394.81	15.62	337	40.27	6.338	743	77.76
7A	584	107,422,894.55	9.15	345	41.20	6.683	693	80.41
6A	382	72,186,811.64	6.15	354	41.68	6.847	669	80.58
5A	479	87,220,098.52	7.43	357	41.60	7.037	649	82.16
4A	517	85,849,901.10	7.31	355	40.45	7.395	633	80.02
3A	505	79,919,328.53	6.81	355	40.95	7.654	615	79.11
2A	709	110,398,845.61	9.40	357	40.32	7.783	605	78.53
A	1,167	178,268,070.37	15.18	356	41.32	8.118	572	76.62
B	1,011	148,977,837.25	12.69	356	43.27	8.929	551	73.99
C	720	99,404,230.16	8.47	354	42.55	8.946	539	67.77
D	161	21,060,553.19	1.79	357	40.62	9.252	525	55.53
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Single Family Detached	6,236	988,900,078.32	84.23	351	41.13	7.628	625	77.21
Two-to Four-Family Detached	297	69,277,910.55	5.90	352	43.88	7.592	652	70.78
PUD Detached	315	55,884,218.60	4.76	354	41.93	7.673	608	78.00
Condominium	277	44,649,524.66	3.80	356	41.41	7.609	628	78.51
Single Family Attached	85	10,832,172.94	0.92	355	42.17	7.720	611	79.70
PUD Attached	18	2,765,651.46	0.24	349	41.20	7.500	678	78.64
Manufactured Housing	14	1,759,409.20	0.15	330	41.11	7.691	649	69.20
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
No Prepayment Penalty	3,216	510,640,236.02	43.49	352	41.81	8.086	619	76.29
12 Months	306	68,569,475.78	5.84	341	41.75	6.539	686	74.50
24 Months	10	1,051,257.05	0.09	359	41.99	7.986	674	81.70
30 Months	23	4,747,074.18	0.40	359	42.53	7.602	657	85.66
36 Months	3,687	589,060,922.70	50.17	353	40.89	7.357	624	77.70
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Conforming	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
11.500 - 11.999	163	34,631,142.56	3.83	357	40.12	5.878	696	74.00
12.000 - 12.499	364	74,433,221.34	8.24	358	39.39	6.285	661	75.12
12.500 - 12.999	953	179,174,872.49	19.83	358	40.39	6.775	637	77.99
13.000 - 13.499	554	96,231,048.73	10.65	357	40.58	7.266	609	77.79
13.500 - 13.999	1,001	163,534,065.86	18.10	358	41.67	7.776	594	76.12
14.000 - 14.499	467	69,166,492.44	7.65	358	42.26	8.250	578	75.99
14.500 - 14.999	835	119,527,242.72	13.23	357	42.12	8.754	571	76.35
15.000 - 15.499	345	44,491,894.61	4.92	356	41.65	9.247	567	76.72
15.500 - 15.999	496	64,086,532.26	7.09	357	43.03	9.766	564	77.58
16.000 - 16.499	211	25,277,134.86	2.80	357	42.97	10.199	564	78.49
16.500 - 16.999	164	16,854,308.93	1.87	357	41.67	10.735	556	76.76
17.000 - 17.499	65	7,443,809.70	0.82	358	45.77	11.251	551	74.87
17.500 - 17.999	64	7,022,875.76	0.78	353	42.12	11.729	546	77.43
18.000 - 18.499	9	1,327,236.06	0.15	359	44.96	12.194	556	81.99
18.500 - 18.999	3	511,781.02	0.06	338	42.33	12.802	610	77.71
Total:	5,694	903,713,659.34	100.00	357	41.33	7.899	604	76.75

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	163	34,631,142.56	3.83	357	40.12	5.878	696	74.00
6.000 - 6.499	364	74,433,221.34	8.24	358	39.39	6.285	661	75.12
6.500 - 6.999	953	179,174,872.49	19.83	358	40.39	6.775	637	77.99
7.000 - 7.499	554	96,231,048.73	10.65	357	40.58	7.266	609	77.79
7.500 - 7.999	1,001	163,534,065.86	18.10	358	41.67	7.776	594	76.12
8.000 - 8.499	467	69,166,492.44	7.65	358	42.26	8.250	578	75.99
8.500 - 8.999	835	119,527,242.72	13.23	357	42.12	8.754	571	76.35
9.000 - 9.499	345	44,491,894.61	4.92	356	41.65	9.247	567	76.72
9.500 - 9.999	496	64,086,532.26	7.09	357	43.03	9.766	564	77.58
10.000 - 10.499	211	25,277,134.86	2.80	357	42.97	10.199	564	78.49
10.500 - 10.999	164	16,854,308.93	1.87	357	41.67	10.735	556	76.76
11.000 - 11.499	65	7,443,809.70	0.82	358	45.77	11.251	551	74.87
11.500 - 11.999	64	7,022,875.76	0.78	353	42.12	11.729	546	77.43
12.000 - 12.499	9	1,327,236.06	0.15	359	44.96	12.194	556	81.99
12.500 - 12.999	3	511,781.02	0.06	338	42.33	12.802	610	77.71
Total:	5,694	903,713,659.34	100.00	357	41.33	7.899	604	76.75

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.750 - 2.999	350	59,836,745.71	6.62	359	38.91	6.571	722	80.09
3.000 - 3.249	16	3,310,161.35	0.37	357	34.73	6.594	595	75.76
3.250 - 3.499	4	752,990.14	0.08	358	44.56	7.803	619	83.94
3.500 - 3.749	1	180,000.00	0.02	356	43.00	6.200	629	83.37
3.750 - 3.999	9	1,797,971.96	0.20	359	42.91	7.536	623	85.81
4.000 - 4.249	14	2,531,392.46	0.28	359	42.33	9.088	570	82.18
4.250 - 4.499	225	33,690,011.85	3.73	357	43.27	9.372	590	79.07
4.500 - 4.749	2	455,481.04	0.05	359	33.00	6.445	696	82.18
4.750 - 4.999	79	16,304,593.81	1.80	359	41.15	6.648	741	81.07
5.000 - 5.249	116	24,542,775.14	2.72	359	42.22	6.827	688	80.07
5.250 - 5.499	261	48,060,582.60	5.32	358	40.60	6.834	668	81.02
5.500 - 5.749	365	64,826,212.37	7.17	358	41.08	7.066	647	82.74
5.750 - 5.999	471	78,393,748.58	8.67	357	40.43	7.334	632	79.71
6.000 - 6.249	1,108	175,692,435.05	19.44	358	40.62	7.687	606	78.67
6.250 - 6.499	1,050	160,203,644.43	17.73	357	41.60	8.093	570	76.35
6.500 - 6.749	888	131,753,452.76	14.58	357	42.99	8.865	549	73.43

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

6.750 - 6.999	735	101,381,460.09	11.22	356	41.99	8.961	536	65.60
Total:	5,694	903,713,659.34	100.00	357	41.33	7.899	604	76.75

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP I COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
May 2007	2	486,480.24	0.05	354	48.43	7.030	600	87.10
June 2007	1	174,416.87	0.02	355	49.00	8.100	500	67.31
July 2007	41	6,566,979.98	0.73	354	43.02	8.569	581	77.71
August 2007	145	22,318,844.99	2.47	356	42.47	7.902	584	73.55
September 2007	72	12,112,308.11	1.34	356	43.68	8.108	604	79.01
October 2007	3,898	618,233,528.07	68.41	357	41.92	8.120	592	76.38
November 2007	9	1,027,930.00	0.11	360	35.99	7.886	640	79.72
July 2008	15	2,138,000.23	0.24	356	42.90	6.332	687	78.23
August 2008	33	4,530,806.02	0.50	357	39.88	7.558	608	74.92
September 2008	27	4,774,760.66	0.53	358	37.55	7.342	639	78.21
October 2008	1,307	207,579,037.71	22.97	358	39.71	7.400	626	77.57
November 2008	4	654,076.00	0.07	360	40.20	7.144	663	87.56
June 2010	1	418,591.00	0.05	355	42.00	6.250	704	88.12
July 2010	6	852,966.52	0.09	356	40.58	6.331	723	82.83
August 2010	4	513,449.36	0.06	357	38.04	6.824	689	84.18
September 2010	1	219,600.00	0.02	358	43.00	6.990	713	89.63
October 2010	128	21,111,883.58	2.34	359	38.03	6.507	730	79.76
Total:	5,694	903,713,659.34	100.00	357	41.33	7.899	604	76.75

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.000	5,554	880,597,168.88	97.44	357	41.41	7.935	600	76.66
6.000	140	23,116,490.46	2.56	359	38.24	6.508	728	80.22
Total:	5,694	903,713,659.34	100.00	357	41.33	7.899	604	76.75

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
1.000	5,694	903,713,659.34	100.00	357	41.33	7.899	604	76.75
Total:	5,694	903,713,659.34	100.00	357	41.33	7.899	604	76.75

Insured AVM
INSURED AVM	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Non-Insured AVM	4,948	786,753,921.52	67.01	354	41.88	7.929	610	77.47
Insured AVM	2,294	387,315,044.21	32.99	348	40.25	7.016	658	75.84
Total:	7,242	1,174,068,965.73	100.00	352	41.35	7.628	626	76.93

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Collateral Summary

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics		Range (if applicable)

Number of Mortgage Loans	1,216

Aggregate Current Principal Balance	$382,356,543.18

Average Current Principal Balance	$314,437.95		$21,190.60 to $999,177.68
Aggregate Original Principal Balance	$382,590,293.00

Average Original Principal Balance	$314,630.18		$21,200.00 to $999,999.00
Fully Amortizing Mortgage Loans	100.00%

1st Lien	98.18%

Weighted Avg. Gross Coupon	7.247%		5.500% to 12.350%

Weighted Avg. Original Term (months)	357		120 to 360
Weighted Avg. Remaining Term (months)	356		119 to 360

Weighted Avg. Margin(ARM Loans Only)	5.525%		2.750% to 6.750%

Weighted Avg. Maximum Rate (ARM Loans Only)	13.431%		11.500% to 18.350%

Weighted Avg. Minimum Rate (ARM Loans Only)	7.431%		5.500% to 12.350%

Weighted Avg. Original LTV (1)	80.48%		16.33% to 100.00%

Weighted Avg. Borrower FICO	650		501 to 809

Geographic Distribution (Top 5)	CA	34.96%
	NY	12.74%
	FL	7.88%
	NJ	7.44%
	MD	5.80%

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2 YR/6MO LIB	399	125,869,196.07	32.92	358	42.30	7.910	597	78.85
2 YR/6MO LIB - 5YR IO	147	63,570,187.63	16.63	359	41.71	7.135	665	81.66
3 YR/6MO LIB	133	36,551,460.76	9.56	357	42.04	7.320	612	78.22
3 YR/6MO LIB - 5YR IO	93	37,049,573.40	9.69	359	41.78	6.571	686	82.67
5 YR/6MO LIB	8	2,203,777.25	0.58	359	42.47	6.526	718	75.25
5 YR/6MO LIB - 5YR IO	14	4,980,149.95	1.30	359	36.16	6.725	726	85.83
FIXED RATE	327	74,518,495.11	19.49	346	42.69	6.782	696	81.64
FIXED RATE - 5YR IO	95	37,613,703.01	9.84	359	40.79	6.842	693	81.29
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Principal Balances at Origination
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV (%)*
0.01 - 25,000.00	13	300,060.00	0.08	331	34.13	9.990	647	100.00
25,000.01 - 50,000.00	55	2,008,695.00	0.53	357	40.77	9.990	658	99.99
50,000.01 - 100,000.00	175	13,289,406.00	3.47	340	39.26	8.884	623	79.71
100,000.01 - 150,000.00	124	15,300,706.00	4.00	352	40.22	7.944	628	81.16
150,000.01 - 200,000.00	67	11,841,697.00	3.10	353	42.01	7.521	635	79.13
200,000.01 - 250,000.00	52	11,541,446.00	3.02	359	42.47	7.244	655	81.39
250,000.01 - 300,000.00	38	10,359,936.00	2.71	354	42.14	6.939	647	78.69
300,000.01 - 350,000.00	34	11,029,438.00	2.88	346	42.05	7.162	644	82.94
350,000.01 - 400,000.00	206	77,657,320.00	20.30	356	42.80	7.051	649	79.74
400,000.01 - 450,000.00	149	63,491,484.00	16.60	358	43.36	7.089	647	80.81
450,000.01 - 500,000.00	139	66,167,692.00	17.29	359	42.85	7.080	654	81.03
500,000.01 - 550,000.00	54	28,461,507.00	7.44	355	41.65	7.292	660	81.52
550,000.01 - 600,000.00	52	30,337,134.00	7.93	359	40.23	7.149	660	81.67
600,000.01 - 650,000.00	16	9,955,250.00	2.60	359	40.70	7.059	681	80.06
650,000.01 - 700,000.00	18	12,072,075.00	3.16	359	40.07	7.346	620	78.63
700,000.01 - 750,000.00	13	9,411,949.00	2.46	359	41.78	7.178	647	77.86
750,000.01 - 800,000.00	5	3,860,000.00	1.01	322	37.09	6.892	683	78.26
800,000.01 - 850,000.00	2	1,684,499.00	0.44	359	32.30	7.914	642	74.08
900,000.01 - 950,000.00	3	2,820,000.00	0.74	359	43.73	7.879	685	69.99
950,000.01 - 1,000,000.00	1	999,999.00	0.26	359	21.00	6.990	612	66.67
Total:	1,216	382,590,293.00	100.00	356	41.98	7.246	650	80.48

*Based on the original balances of the Mortgage Loans.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
0.01 - 25,000.00	13	299,824.68	0.08	331	34.13	9.990	647	100.00
25,000.01 - 50,000.00	55	2,007,657.91	0.53	357	40.77	9.990	658	99.99
50,000.01 - 100,000.00	175	13,274,988.16	3.47	340	39.26	8.885	623	79.71
100,000.01 - 150,000.00	124	15,288,851.75	4.00	352	40.22	7.945	628	81.16
150,000.01 - 200,000.00	67	11,833,714.73	3.09	353	42.01	7.521	635	79.13
200,000.01 - 250,000.00	52	11,534,800.26	3.02	359	42.47	7.244	655	81.39
250,000.01 - 300,000.00	38	10,353,851.27	2.71	354	42.14	6.939	647	78.69
300,000.01 - 350,000.00	34	11,021,523.87	2.88	346	42.05	7.162	644	82.94
350,000.01 - 400,000.00	206	77,609,235.46	20.30	356	42.80	7.051	649	79.74
400,000.01 - 450,000.00	151	64,347,987.12	16.83	358	43.44	7.084	647	80.88
450,000.01 - 500,000.00	137	65,227,106.85	17.06	359	42.77	7.085	654	80.96
500,000.01 - 550,000.00	54	28,448,357.34	7.44	356	41.66	7.292	660	81.52
550,000.01 - 600,000.00	52	30,325,016.50	7.93	359	40.23	7.148	660	81.67
600,000.01 - 650,000.00	17	10,601,665.24	2.77	359	40.16	7.177	671	80.33
650,000.01 - 700,000.00	17	11,416,886.55	2.99	359	40.53	7.253	626	78.30
700,000.01 - 750,000.00	13	9,407,797.60	2.46	359	41.78	7.178	647	77.86
750,000.01 - 800,000.00	5	3,855,418.96	1.01	322	37.08	6.892	683	78.26
800,000.01 - 850,000.00	2	1,683,299.81	0.44	359	32.30	7.915	642	74.08
900,000.01 - 950,000.00	3	2,819,381.44	0.74	359	43.73	7.879	685	69.99
950,000.01 - 1,000,000.00	1	999,177.68	0.26	359	21.00	6.990	612	66.67
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
61 - 120	2	135,375.63	0.04	119	39.62	9.796	608	63.56
121 - 180	32	5,537,012.40	1.45	179	39.88	6.516	700	74.80
181 - 240	4	962,463.70	0.25	239	35.11	6.695	693	72.18
241 - 300	1	338,487.81	0.09	299	35.00	5.700	716	61.64
301 - 360	1,177	375,383,203.64	98.18	359	42.03	7.259	649	80.61
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	108	41,487,947.78	10.85	347	41.93	5.853	716	75.77
6.000 - 6.499	161	59,539,918.60	15.57	353	41.50	6.275	687	79.96
6.500 - 6.999	279	109,018,195.69	28.51	358	41.63	6.748	661	82.10
7.000 - 7.499	134	48,253,102.57	12.62	356	41.61	7.237	632	81.51
7.500 - 7.999	146	50,079,847.67	13.10	358	42.31	7.720	617	80.47
8.000 - 8.499	68	21,660,600.25	5.67	359	45.02	8.244	610	79.37
8.500 - 8.999	73	17,561,387.84	4.59	357	41.86	8.736	576	76.66
9.000 - 9.499	26	5,860,941.03	1.53	356	39.21	9.294	583	77.09
9.500 - 9.999	172	18,003,021.63	4.71	357	42.93	9.826	622	87.92
10.000 - 10.499	16	3,087,739.43	0.81	359	45.58	10.226	562	77.54
10.500 - 10.999	17	3,650,975.25	0.95	352	39.92	10.790	605	80.97
11.000 - 11.499	6	2,113,614.10	0.55	358	36.91	11.370	560	78.04
11.500 - 11.999	6	510,480.79	0.13	359	39.63	11.557	529	69.99
12.000 - 12.499	4	1,528,770.55	0.40	359	49.50	12.191	586	77.31
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (1) (%)
0.01 - 25.00	2	136,065.06	0.04	272	38.28	8.155	646	17.14
25.01 - 30.00	1	174,500.00	0.05	359	29.00	5.990	783	27.70
30.01 - 35.00	4	688,904.59	0.18	251	41.26	7.007	697	33.09
35.01 - 40.00	6	528,344.63	0.14	358	44.84	8.928	579	38.59
40.01 - 45.00	8	1,655,933.33	0.43	352	39.82	7.431	618	43.20
45.01 - 50.00	8	2,021,415.70	0.53	343	47.72	7.417	664	48.44
50.01 - 55.00	18	6,162,538.00	1.61	359	38.36	7.572	630	53.58
55.01 - 60.00	21	7,074,656.56	1.85	357	41.48	7.139	607	57.80
60.01 - 65.00	41	11,875,645.21	3.11	343	41.52	6.755	643	62.90
65.01 - 70.00	50	17,899,887.22	4.68	357	42.98	7.436	630	68.12
70.01 - 75.00	132	48,071,033.25	12.57	358	42.33	7.578	614	73.35
75.01 - 80.00	278	86,927,863.86	22.73	354	40.68	6.913	660	79.04
80.01 - 85.00	177	67,688,925.09	17.70	357	41.67	7.215	643	83.63
85.01 - 90.00	344	124,478,038.96	32.56	357	43.08	7.216	665	89.12
90.01 - 95.00	2	129,839.84	0.03	287	36.61	9.990	677	93.78
95.01 - 100.00	124	6,842,951.88	1.79	357	40.02	9.964	670	100.00
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
500 - 519	32	7,518,165.27	1.97	357	42.65	8.666	513	68.05
520 - 539	49	13,370,703.44	3.50	358	45.35	8.662	529	72.84
540 - 559	56	14,902,974.92	3.90	359	42.95	8.462	551	76.59
560 - 579	67	19,343,662.54	5.06	358	44.45	7.847	568	78.41
580 - 599	100	30,547,228.81	7.99	357	43.44	7.747	590	78.05
600 - 619	128	31,922,195.24	8.35	356	42.84	7.911	609	80.04
620 - 639	141	42,788,870.50	11.19	358	39.64	7.615	629	82.60
640 - 659	153	55,891,963.76	14.62	357	41.33	7.018	650	82.69
660 - 679	105	41,179,637.17	10.77	359	41.85	6.896	669	81.21
680 - 699	122	39,516,275.11	10.33	355	39.90	6.777	690	82.94
700 - 719	87	27,818,936.41	7.28	349	43.25	6.540	709	81.24
720 - 739	80	25,664,265.27	6.71	355	43.32	6.530	728	82.69
740 - 759	46	17,503,636.14	4.58	346	40.78	6.331	749	81.37
760 - 779	26	7,604,153.42	1.99	354	41.30	6.222	769	78.07
780 - 799	18	4,663,628.14	1.22	343	42.39	6.824	789	73.50
800 - 819	6	2,120,247.04	0.55	359	38.58	6.288	803	80.06
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
0.01 - 20.00	45	13,587,799.85	3.55	357	13.21	7.639	644	79.07
20.01 - 25.00	42	11,508,853.45	3.01	347	22.78	7.234	650	78.22
25.01 - 30.00	85	25,809,353.62	6.75	356	28.28	6.955	652	79.22
30.01 - 35.00	99	28,296,522.47	7.40	355	32.90	7.146	654	79.34
35.01 - 40.00	167	49,155,586.79	12.86	356	38.22	7.285	655	80.67
40.01 - 45.00	242	73,550,636.93	19.24	353	43.15	7.073	656	81.41
45.01 - 50.00	443	146,219,550.63	38.24	357	48.29	7.269	655	81.77
50.01 - 55.00	93	34,228,239.44	8.95	357	53.56	7.618	601	75.93
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
California	309	133,690,606.97	34.96	358	42.02	6.934	658	78.34
New York	125	48,723,983.50	12.74	352	43.87	6.993	661	81.30
Florida	101	30,123,313.32	7.88	356	39.00	7.355	646	80.76
New Jersey	81	28,431,716.57	7.44	356	43.79	7.623	638	79.05
Maryland	55	22,169,544.56	5.80	356	43.78	7.367	639	82.80
Massachusetts	41	11,793,384.45	3.08	359	41.74	7.700	635	83.01
Pennsylvania	42	8,925,852.45	2.33	356	42.62	7.558	617	79.42
Arizona	32	8,070,213.85	2.11	359	41.34	7.254	634	80.92
Illinois	23	7,503,104.29	1.96	359	39.84	8.204	674	86.03
Texas	53	7,478,360.45	1.96	349	38.90	8.019	631	79.36
Washington	23	6,838,042.14	1.79	350	41.11	7.110	661	85.63
Georgia	27	6,476,425.18	1.69	359	36.61	7.983	630	80.79
Nevada	16	5,615,259.75	1.47	359	43.77	7.010	652	84.58
Minnesota	19	5,447,751.77	1.42	347	41.90	7.767	629	79.84
Connecticut	15	4,130,375.89	1.08	359	39.54	6.858	666	82.72
Colorado	8	3,754,503.58	0.98	359	36.48	7.465	642	86.44
Hawaii	8	3,652,729.07	0.96	358	43.23	6.850	690	83.86
Indiana	24	3,539,164.87	0.93	359	42.92	7.700	629	83.44
Wisconsin	12	3,152,440.34	0.82	359	44.49	7.610	633	84.45
Oregon	14	2,988,116.35	0.78	359	48.83	7.221	681	80.73
Michigan	14	2,828,980.07	0.74	359	42.32	7.257	638	83.10
Utah	7	2,332,718.33	0.61	319	44.17	6.778	700	83.69
South Carolina	11	2,276,990.77	0.60	351	41.19	7.538	638	82.79
Oklahoma	23	2,247,226.16	0.59	322	42.84	8.026	608	80.91
Tennessee	10	2,230,248.59	0.58	359	32.48	8.164	631	83.39
Missouri	19	2,031,221.40	0.53	342	40.93	7.535	639	85.23
Maine	12	1,541,330.57	0.40	359	43.54	7.985	581	77.01
Delaware	6	1,524,376.49	0.40	359	37.85	6.566	639	75.71
Rhode Island	5	1,522,083.18	0.40	359	48.24	6.960	626	79.96
North Carolina	13	1,423,804.32	0.37	353	42.97	9.076	600	83.53
Mississippi	11	1,106,033.39	0.29	344	36.84	8.279	625	81.55
District of Columbia	3	1,088,601.99	0.28	359	33.26	7.350	618	74.80
Alabama	10	1,073,494.29	0.28	359	41.33	8.877	592	83.04
Arkansas	5	923,428.36	0.24	359	45.45	7.409	660	84.92
New Hampshire	5	817,478.53	0.21	359	40.42	7.462	638	83.01
Vermont	2	794,727.73	0.21	359	44.33	6.990	629	87.47
Montana	2	759,505.60	0.20	358	46.00	6.060	670	72.45
Kentucky	8	704,070.46	0.18	337	38.39	8.744	564	78.85
Idaho	3	686,571.15	0.18	359	41.21	8.413	618	88.25
Kansas	7	659,635.36	0.17	299	31.40	7.318	667	85.44
Louisiana	6	627,937.58	0.16	358	35.46	6.997	662	82.26
New Mexico	1	358,850.44	0.09	358	44.00	6.750	681	90.00
Iowa	2	194,626.17	0.05	359	34.25	8.301	595	79.38
Ohio	3	97,712.90	0.03	358	41.00	9.990	629	99.74
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Owner Occupied	1,195	376,988,827.47	98.60	356	42.19	7.238	649	80.59
Non-Owner Occupied	12	3,310,109.26	0.87	359	22.22	8.493	647	74.17
Second Home	9	2,057,606.45	0.54	318	34.88	6.768	722	70.51
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Full Documentation	854	274,599,545.42	71.82	356	41.87	7.064	651	80.85
Limited Documentation	198	59,380,996.39	15.53	352	41.55	7.485	639	81.70
Stated Documentation	164	48,376,001.37	12.65	358	43.07	7.988	655	76.91
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Refinance-Debt Consolidation Cash Out**	917	332,079,108.82	86.85	356	42.24	7.217	647	80.07
Purchase	271	41,837,322.41	10.94	356	39.64	7.616	661	83.87
Refinance-Debt Consolidation No Cash Out***	28	8,440,111.95	2.21	343	43.33	6.591	701	80.04
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
8A	216	70,861,750.17	18.53	350	42.19	6.450	741	81.27
7A	162	51,132,510.76	13.37	355	40.51	6.712	694	82.65
6A	102	40,303,960.35	10.54	359	41.98	6.860	669	81.35
5A	142	50,979,305.09	13.33	357	41.74	6.995	650	83.44
4A	132	39,776,183.85	10.40	357	39.74	7.574	632	82.95
3A	111	26,669,248.60	6.97	356	41.61	7.597	611	79.70
2A	97	32,104,687.06	8.40	357	43.75	7.648	604	79.10
A	113	34,912,987.03	9.13	359	41.83	7.886	574	79.45
B	79	21,481,944.90	5.62	358	46.76	8.696	548	73.70
C	55	12,239,292.61	3.20	355	43.81	8.931	543	68.22
D	7	1,894,672.76	0.50	359	38.20	8.709	530	51.91
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Single Family Detached	1,039	326,912,973.65	85.50	356	42.01	7.269	647	80.32
PUD Detached	77	24,981,280.62	6.53	356	42.16	7.216	647	80.87
Condominium	64	17,287,475.10	4.52	359	40.77	7.144	669	82.55
Two-to Four-Family Detached	24	10,637,001.21	2.78	345	43.93	6.871	695	81.92
Single Family Attached	7	1,309,258.25	0.34	359	38.57	7.234	627	73.70
PUD Attached	2	672,500.00	0.18	359	35.12	6.675	712	88.86
Manufactured Housing	3	556,054.35	0.15	359	26.67	6.709	700	74.04
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
No Prepayment Penalty	600	167,961,707.58	43.93	357	41.44	7.766	641	80.96
12 Months	61	24,196,113.56	6.33	346	42.76	6.470	693	81.02
24 Months	3	1,730,680.24	0.45	358	39.75	7.464	628	80.45
30 Months	3	589,247.88	0.15	359	44.21	9.327	590	86.09
36 Months	549	187,878,793.92	49.14	356	42.36	6.873	652	79.97
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Non-Conforming	678	305,370,360.69	79.87	357	42.13	7.161	652	80.55
Conforming	538	76,986,182.49	20.13	351	41.37	7.587	640	80.22
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
11.500 - 11.999	51	21,157,265.46	7.83	356	41.59	5.882	699	79.33
12.000 - 12.499	74	27,343,943.59	10.12	358	42.10	6.286	671	80.17
12.500 - 12.999	193	76,370,425.57	28.26	359	41.33	6.764	648	80.95
13.000 - 13.499	112	40,108,162.93	14.84	358	40.75	7.242	627	81.22
13.500 - 13.999	119	41,268,557.05	15.27	358	42.42	7.722	606	79.87
14.000 - 14.499	63	20,537,825.65	7.60	359	44.82	8.248	609	79.26
14.500 - 14.999	70	16,725,761.90	6.19	357	42.16	8.746	572	76.76
15.000 - 15.499	25	5,785,281.60	2.14	359	39.29	9.295	582	77.24
15.500 - 15.999	43	10,365,972.56	3.84	359	44.70	9.710	591	80.41
16.000 - 16.499	16	3,087,739.43	1.14	359	45.58	10.226	562	77.54
16.500 - 16.999	15	3,531,392.87	1.31	359	39.56	10.793	606	81.62
17.000 - 17.499	5	2,053,634.14	0.76	358	36.38	11.372	562	78.13
17.500 - 17.999	4	359,611.76	0.13	359	39.51	11.570	527	75.02
18.000 - 18.499	4	1,528,770.55	0.57	359	49.50	12.191	586	77.31
Total:	794	270,224,345.06	100.00	358	41.94	7.431	631	80.05

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	51	21,157,265.46	7.83	356	41.59	5.882	699	79.33
6.000 - 6.499	74	27,343,943.59	10.12	358	42.10	6.286	671	80.17
6.500 - 6.999	193	76,370,425.57	28.26	359	41.33	6.764	648	80.95
7.000 - 7.499	112	40,108,162.93	14.84	358	40.75	7.242	627	81.22
7.500 - 7.999	119	41,268,557.05	15.27	358	42.42	7.722	606	79.87
8.000 - 8.499	63	20,537,825.65	7.60	359	44.82	8.248	609	79.26
8.500 - 8.999	70	16,725,761.90	6.19	357	42.16	8.746	572	76.76
9.000 - 9.499	25	5,785,281.60	2.14	359	39.29	9.295	582	77.24
9.500 - 9.999	43	10,365,972.56	3.84	359	44.70	9.710	591	80.41
10.000 - 10.499	16	3,087,739.43	1.14	359	45.58	10.226	562	77.54
10.500 - 10.999	15	3,531,392.87	1.31	359	39.56	10.793	606	81.62
11.000 - 11.499	5	2,053,634.14	0.76	358	36.38	11.372	562	78.13
11.500 - 11.999	4	359,611.76	0.13	359	39.51	11.570	527	75.02
12.000 - 12.499	4	1,528,770.55	0.57	359	49.50	12.191	586	77.31
Total:	794	270,224,345.06	100.00	358	41.94	7.431	631	80.05

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.750 - 2.999	65	18,879,801.25	6.99	359	38.56	6.682	717	82.24
3.000 - 3.249	1	680,000.00	0.25	358	50.00	5.650	683	84.14
3.750 - 3.999	2	660,209.77	0.24	359	42.24	8.021	613	85.32
4.250 - 4.499	12	3,892,925.94	1.44	359	38.54	8.871	634	84.88
4.500 - 4.749	1	114,930.32	0.04	359	30.00	8.500	569	88.46
4.750 - 4.999	42	19,541,646.24	7.23	356	42.99	6.502	736	83.85
5.000 - 5.249	43	18,330,748.72	6.78	359	39.69	6.691	688	80.63
5.250 - 5.499	55	24,290,718.61	8.99	359	40.80	6.951	667	82.07
5.500 - 5.749	83	31,751,565.14	11.75	358	43.76	7.005	647	82.72
5.750 - 5.999	95	33,092,153.34	12.25	358	39.90	7.443	630	82.02
6.000 - 6.249	166	54,772,145.09	20.27	358	42.68	7.565	604	79.07
6.250 - 6.499	106	31,777,181.96	11.76	359	41.71	7.892	573	79.95
6.500 - 6.749	72	20,009,981.64	7.40	359	46.38	8.748	542	74.34
6.750 - 6.999	51	12,430,337.04	4.60	357	42.73	8.833	542	65.55
Total:	794	270,224,345.06	100.00	358	41.94	7.431	631	80.05

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE GROUP II COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
May 2007	1	68,677.34	0.03	354	33.00	10.050	566	36.82
July 2007	2	950,665.76	0.35	356	48.53	9.304	609	77.73
August 2007	18	5,785,752.91	2.14	357	43.84	7.496	600	76.71
September 2007	20	8,499,503.01	3.15	358	42.65	7.320	646	78.98
October 2007	504	173,967,784.68	64.38	358	41.98	7.660	620	79.97
November 2007	1	167,000.00	0.06	360	53.00	7.990	516	74.22
July 2008	5	1,447,753.86	0.54	356	34.38	6.560	680	84.89
August 2008	3	456,174.30	0.17	357	42.11	6.723	711	78.64
September 2008	11	5,077,270.95	1.88	358	46.54	6.925	664	83.29
October 2008	207	66,619,835.05	24.65	358	41.72	6.955	647	80.16
October 2010	22	7,183,927.20	2.66	359	38.10	6.664	724	82.59
Total:	794	270,224,345.06	100.00	358	41.94	7.431	631	80.05

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.000	772	263,040,417.86	97.34	358	42.05	7.452	628	79.98
6.000	22	7,183,927.20	2.66	359	38.10	6.664	724	82.59
Total:	794	270,224,345.06	100.00	358	41.94	7.431	631	80.05

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
1.000	794	270,224,345.06	100.00	358	41.94	7.431	631	80.05
Total:	794	270,224,345.06	100.00	358	41.94	7.431	631	80.05

Insured AVM
INSURED AVM	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Non-Insured AVM	1,007	305,628,225.00	79.93	356	42.04	7.397	641	80.75
Insured AVM	209	76,728,318.18	20.07	355	41.73	6.648	683	79.42
Total:	1,216	382,356,543.18	100.00	356	41.98	7.247	650	80.48

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Collateral Summary

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

	Summary Statistics		Range (if applicable)

Number of Mortgage Loans	1,273

Aggregate Current Principal Balance	$333,267,307.29

Average Current Principal Balance	$261,796.78		$60,000.00 to $950,000.00
Aggregate Original Principal Balance	$333,271,924.61

Average Original Principal Balance	$261,800.41		$60,000.00 to $950,000.00
Fully Amortizing Mortgage Loans	100.00%

1st Lien	100.00%

Weighted Avg. Gross Coupon	6.896%		5.500% to 10.950%

Weighted Avg. Original Term (months)	360		360 to 360
Weighted Avg. Remaining Term (months)	359		354 to 360

Weighted Avg. Margin(ARM Loans Only)	4.853%		2.750% to 6.000%

Weighted Avg. Maximum Rate (ARM Loans Only)	12.914%		11.500% to 16.950%

Weighted Avg. Minimum Rate (ARM Loans Only)	6.914%		5.500% to 10.950%

Weighted Avg. Original LTV (1)	80.49%		8.37% to 95.00%

Weighted Avg. Borrower FICO	680		620 to 811

Geographic Distribution (Top 5)	CA	32.21%
	FL	9.14%
	NJ	8.38%
	NY	7.02%
	MD	5.40%

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Collateral Type
COLLATERAL TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2 YR/6MO LIB - 5YR IO	497	135,715,923.00	40.72	359	41.96	7.140	661	81.37
3 YR/6MO LIB - 5YR IO	351	89,979,027.19	27.00	359	40.36	6.637	685	80.57
5 YR/6MO LIB - 5YR IO	85	18,413,192.23	5.53	359	37.63	6.606	727	81.48
FIXED RATE - 5YR IO	340	89,159,164.87	26.75	359	40.37	6.848	694	78.85
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Principal Balances at Origination
RANGE OF PRINCIPAL BALANCES AT ORIGINATION ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF ORIGINATION ($)	% OF PRINCIPAL BALANCE AS OF ORIGINATION	REMAINING TERM TO MATURITY (months)*	DEBT-TO-INCOME (%)*	GROSS COUPON (%)*	FICO*	OLTV (%)*
50,000.01 - 100,000.00	89	7,411,095.00	2.22	359	37.14	7.477	675	72.95
100,000.01 - 150,000.00	201	25,173,657.61	7.55	359	38.00	7.046	683	77.93
150,000.01 - 200,000.00	232	40,575,355.00	12.17	359	40.12	7.036	677	79.86
200,000.01 - 250,000.00	183	41,077,974.00	12.33	359	40.71	6.915	685	79.64
250,000.01 - 300,000.00	166	45,655,795.00	13.70	359	41.78	6.692	674	80.17
300,000.01 - 350,000.00	110	35,528,020.00	10.66	359	41.11	6.802	680	81.12
350,000.01 - 400,000.00	93	34,793,583.00	10.44	359	42.11	6.927	681	81.82
400,000.01 - 450,000.00	52	22,324,662.00	6.70	359	41.58	6.840	679	82.25
450,000.01 - 500,000.00	59	28,043,400.00	8.41	359	41.23	6.794	686	82.37
500,000.01 - 550,000.00	31	16,376,335.00	4.91	359	44.46	6.893	685	82.66
550,000.01 - 600,000.00	28	16,406,849.00	4.92	359	39.43	6.780	687	82.10
600,000.01 - 650,000.00	12	7,529,750.00	2.26	359	40.91	6.817	689	79.93
650,000.01 - 700,000.00	8	5,396,000.00	1.62	359	38.04	7.020	647	82.18
700,000.01 - 750,000.00	6	4,319,449.00	1.30	359	42.91	7.170	669	80.02
750,000.01 - 800,000.00	1	760,000.00	0.23	359	10.00	7.100	685	77.95
900,000.01 - 950,000.00	2	1,900,000.00	0.57	359	46.50	7.825	673	65.15
Total:	1,273	333,271,924.61	100.00	359	40.87	6.896	680	80.49

*Based on the original balances of the Mortgage Loans.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Principal Balance as of the Cut-Off Date
RANGE OF PRINCIPAL BALANCES AS OF THE CUT-OFF DATE ($)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
50,000.01 - 100,000.00	89	7,410,082.86	2.22	359	37.14	7.477	675	72.95
100,000.01 - 150,000.00	201	25,173,045.98	7.55	359	38.00	7.046	683	77.93
150,000.01 - 200,000.00	232	40,574,409.75	12.17	359	40.12	7.036	677	79.86
200,000.01 - 250,000.00	183	41,076,723.60	12.33	359	40.71	6.915	685	79.64
250,000.01 - 300,000.00	166	45,655,570.97	13.70	359	41.78	6.692	674	80.17
300,000.01 - 350,000.00	110	35,527,944.53	10.66	359	41.11	6.802	680	81.12
350,000.01 - 400,000.00	93	34,793,582.81	10.44	359	42.11	6.927	681	81.82
400,000.01 - 450,000.00	52	22,324,418.90	6.70	359	41.58	6.840	679	82.25
450,000.01 - 500,000.00	59	28,043,399.86	8.41	359	41.23	6.794	686	82.37
500,000.01 - 550,000.00	31	16,376,334.97	4.91	359	44.46	6.893	685	82.66
550,000.01 - 600,000.00	28	16,406,749.94	4.92	359	39.43	6.780	687	82.10
600,000.01 - 650,000.00	12	7,529,594.17	2.26	359	40.91	6.817	689	79.93
650,000.01 - 700,000.00	8	5,395,999.97	1.62	359	38.04	7.020	647	82.18
700,000.01 - 750,000.00	6	4,319,448.98	1.30	359	42.91	7.170	669	80.02
750,000.01 - 800,000.00	1	760,000.00	0.23	359	10.00	7.100	685	77.95
900,000.01 - 950,000.00	2	1,900,000.00	0.57	359	46.50	7.825	673	65.15
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Remaining Term to Maturity
RANGE OF MONTHS REMAINING	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
301 - 360	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Mortgage Rates
RANGE OF CURRENT MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	118	37,080,562.31	11.13	359	41.76	5.876	707	76.18
6.000 - 6.499	231	61,567,956.24	18.47	359	39.38	6.271	699	76.74
6.500 - 6.999	497	132,545,709.37	39.77	359	40.82	6.748	679	81.53
7.000 - 7.499	164	41,240,430.95	12.37	359	41.41	7.227	664	83.00
7.500 - 7.999	146	32,808,199.68	9.84	359	40.90	7.721	662	84.23
8.000 - 8.499	40	10,505,626.94	3.15	359	43.24	8.225	662	79.89
8.500 - 8.999	43	9,395,164.86	2.82	359	40.27	8.667	650	81.34
9.000 - 9.499	6	829,428.99	0.25	359	36.80	9.229	647	85.62
9.500 - 9.999	18	4,913,208.97	1.47	359	45.44	9.782	646	81.41
10.000 - 10.499	7	1,252,258.98	0.38	359	37.29	10.182	645	89.24
10.500 - 10.999	3	1,128,760.00	0.34	359	47.37	10.839	643	84.09
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Original Loan-to-Value Ratios(1)
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (1) (%)
0.01 - 25.00	9	1,208,718.98	0.36	359	28.77	6.609	676	18.56
25.01 - 30.00	6	669,153.99	0.20	359	37.20	6.193	755	27.35
30.01 - 35.00	6	625,688.98	0.19	359	39.77	7.051	677	32.13
35.01 - 40.00	14	1,995,426.96	0.60	359	41.05	6.874	695	38.11
40.01 - 45.00	14	2,691,982.00	0.81	359	42.79	6.513	710	43.01
45.01 - 50.00	14	3,238,224.22	0.97	359	40.31	6.239	697	47.17
50.01 - 55.00	23	6,752,584.94	2.03	359	42.19	7.078	688	53.48
55.01 - 60.00	36	7,583,934.92	2.28	359	37.83	6.529	695	57.56
60.01 - 65.00	32	7,945,458.95	2.38	359	38.56	6.435	697	62.81
65.01 - 70.00	51	13,715,201.57	4.12	359	42.59	6.904	687	68.17
70.01 - 75.00	86	24,245,695.79	7.28	359	40.31	6.766	682	72.84
75.01 - 80.00	245	64,782,261.87	19.44	359	40.14	6.725	681	78.89
80.01 - 85.00	204	59,453,608.91	17.84	359	40.42	6.822	676	83.58
85.01 - 90.00	522	135,758,310.22	40.74	359	41.62	7.098	676	89.12
90.01 - 95.00	11	2,601,054.99	0.78	359	43.61	6.999	710	93.05
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

(1)The loan-to-value(“OLTV”) of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the mortgage loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan. The OLTV of a second lien mortgage loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

FICO Score at Origination
RANGE OF FICO SCORES	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
620 - 639	246	60,380,871.25	18.12	359	40.79	7.455	629	80.66
640 - 659	254	68,726,910.44	20.62	359	41.22	6.992	650	82.01
660 - 679	206	56,093,189.32	16.83	359	40.70	6.972	669	80.86
680 - 699	194	50,386,317.37	15.12	359	41.09	6.749	689	81.62
700 - 719	127	32,257,912.08	9.68	359	41.51	6.561	709	79.21
720 - 739	97	26,827,602.90	8.05	359	41.92	6.567	729	80.34
740 - 759	75	20,264,683.54	6.08	359	39.82	6.471	750	80.50
760 - 779	51	13,441,928.90	4.03	359	39.27	6.397	769	74.18
780 - 799	15	3,480,384.51	1.04	359	37.35	6.626	788	66.63
800 - 819	8	1,407,506.98	0.42	359	30.23	6.014	804	69.87
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Debt-to-Income Ratio
RANGE OF DEBT-TO-INCOME RATIOS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
0.01 - 20.00	45	10,205,888.91	3.06	359	14.94	6.995	687	80.18
20.01 - 25.00	58	11,513,764.86	3.45	359	23.24	6.779	678	79.89
25.01 - 30.00	102	25,533,070.77	7.66	359	28.35	6.649	683	77.71
30.01 - 35.00	128	31,411,316.30	9.43	359	33.01	6.804	678	77.95
35.01 - 40.00	203	52,253,113.09	15.68	359	38.31	6.892	685	80.92
40.01 - 45.00	249	68,157,434.89	20.45	359	43.19	6.861	682	80.89
45.01 - 50.00	488	134,192,718.47	40.27	359	48.38	6.987	677	81.31
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Geographic Distribution
STATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
California	301	107,331,499.53	32.21	359	41.17	6.608	681	77.67
Florida	130	30,475,242.72	9.14	359	40.04	6.924	672	82.46
New Jersey	106	27,920,582.84	8.38	359	42.50	7.199	686	79.17
New York	71	23,411,758.87	7.02	359	42.66	6.991	678	79.51
Maryland	72	17,992,206.38	5.40	359	40.61	6.788	683	81.29
Arizona	70	13,038,558.39	3.91	359	39.67	6.644	689	79.63
Massachusetts	44	11,720,203.97	3.52	359	40.59	7.139	670	80.30
Washington	44	11,214,317.70	3.36	359	38.93	6.961	689	84.78
Georgia	53	9,892,586.83	2.97	359	38.45	7.354	667	83.58
Illinois	41	9,175,569.46	2.75	359	39.57	8.237	672	84.40
Hawaii	19	8,504,742.96	2.55	359	41.53	6.625	699	76.20
Minnesota	32	7,520,752.65	2.26	359	42.24	6.853	686	83.21
Pennsylvania	34	6,894,853.37	2.07	359	36.20	7.055	660	83.99
Nevada	23	6,058,969.94	1.82	359	41.27	6.761	670	84.51
Michigan	40	5,364,479.89	1.61	359	42.19	7.154	670	85.94
Connecticut	19	4,709,550.96	1.41	359	40.92	6.826	687	79.50
Colorado	19	4,622,172.80	1.39	359	37.81	7.046	694	84.39
Indiana	18	2,601,030.96	0.78	359	41.69	6.948	706	83.26
Wisconsin	11	2,138,113.97	0.64	359	43.91	7.350	671	85.26
Rhode Island	8	2,129,244.97	0.64	359	46.39	7.060	657	85.40
Texas	15	2,096,821.31	0.63	359	34.08	6.654	699	83.94
Missouri	12	1,981,343.94	0.59	359	38.37	7.195	669	85.30
Oregon	10	1,895,681.00	0.57	359	45.56	6.939	671	84.18
New Hampshire	7	1,728,119.99	0.52	359	41.35	6.732	685	86.11
Delaware	6	1,425,987.00	0.43	359	38.15	6.779	688	83.95
Utah	5	1,314,699.99	0.39	359	39.70	6.576	719	86.59
District of Columbia	4	1,178,999.98	0.35	359	39.37	6.703	672	75.00
North Carolina	8	1,172,171.63	0.35	358	40.56	7.268	677	82.99
Alabama	9	1,164,699.99	0.35	359	37.40	7.585	683	83.50
Kentucky	7	1,128,250.00	0.34	359	43.23	7.448	673	86.24
Tennessee	8	1,116,710.00	0.34	359	44.51	7.001	688	85.84
Kansas	5	784,451.99	0.24	359	27.05	7.524	689	88.65
Vermont	2	767,750.00	0.23	359	44.17	7.311	649	84.40
Maine	4	650,073.99	0.20	359	42.99	7.790	706	84.73
South Carolina	3	535,191.99	0.16	359	49.05	7.639	672	87.10
Oklahoma	3	464,248.99	0.14	359	45.61	7.173	649	85.56
Arkansas	3	345,499.99	0.10	359	40.67	7.877	660	89.74
Mississippi	3	339,867.00	0.10	358	39.06	7.084	661	82.54
Louisiana	2	280,999.35	0.08	357	39.41	7.021	668	85.19
Iowa	1	116,100.00	0.03	359	49.00	7.500	684	90.00
Ohio	1	63,200.00	0.02	356	49.00	5.875	690	79.70
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Occupancy Status
OCCUPANCY STATUS*	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Owner Occupied	1,262	330,294,368.32	99.11	359	40.93	6.896	680	80.50
Second Home	11	2,972,938.97	0.89	359	33.44	6.903	709	79.01
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

*Based on mortgagor representation at origination.

Documentation Type
INCOME DOCUMENTATION	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Full Documentation	993	255,543,788.04	76.68	359	40.67	6.788	680	80.59
Limited Documentation	152	41,573,683.52	12.47	359	41.36	7.083	673	82.36
Stated Documentation	128	36,149,835.73	10.85	359	41.64	7.448	689	77.58
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Loan Purpose
PURPOSE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Refinance-Debt Consolidation Cash Out**	1,123	299,846,515.74	89.97	359	40.94	6.909	679	80.49
Purchase	87	21,138,211.81	6.34	359	41.14	6.779	683	80.24
Refinance-Debt Consolidation No Cash Out***	63	12,282,579.74	3.69	359	38.67	6.791	704	80.82
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

*** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Credit Grade
RISK CATEGORY	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
8A	299	78,863,537.16	23.66	359	40.65	6.484	742	78.59
7A	254	65,359,094.16	19.61	359	40.87	6.704	693	80.89
6A	188	52,215,901.84	15.67	359	40.79	6.915	669	80.92
5A	234	63,251,766.47	18.98	359	41.51	6.981	650	82.41
4A	227	55,849,170.29	16.76	359	40.62	7.395	633	80.71
3A	19	4,214,977.96	1.26	359	36.83	7.382	655	78.94
2A	52	13,512,859.41	4.05	359	41.63	7.552	645	78.51
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Property Type
PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Single Family Detached	1,057	271,591,426.59	81.49	359	40.81	6.906	679	80.39
PUD Detached	69	20,945,330.80	6.28	359	40.79	6.709	685	83.47
Condominium	74	19,662,179.37	5.90	359	40.61	6.785	687	82.57
Two-to Four-Family Detached	54	17,199,903.10	5.16	359	42.85	7.133	685	75.97
Single Family Attached	11	2,177,410.45	0.65	359	37.20	6.765	670	77.93
PUD Attached	8	1,691,056.98	0.51	359	38.59	6.780	709	84.17
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Prepayment Charge Term
PREPAYMENT CHARGE TERM AT ORIGINATION (MONTHS)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
No Prepayment Penalty	506	128,060,818.61	38.43	359	40.77	7.262	679	80.22
12 Months	33	10,942,046.97	3.28	359	44.30	6.934	680	79.24
24 Months	2	1,217,949.00	0.37	358	41.75	6.734	658	76.42
30 Months	3	635,739.99	0.19	358	40.25	7.254	669	85.72
36 Months	729	192,410,752.72	57.73	359	40.73	6.650	681	80.75
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

Conforming Balances
CONFORMING BALANCE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Conforming	1,018	210,790,285.59	63.25	359	40.60	6.888	681	79.48
Non-Conforming	255	122,477,021.70	36.75	359	41.33	6.910	679	82.22
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Maximum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MAXIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
11.500 - 11.999	101	31,508,578.31	12.91	359	42.10	5.869	705	77.53
12.000 - 12.499	169	42,629,312.85	17.46	359	39.97	6.288	691	77.87
12.500 - 12.999	352	94,804,203.79	38.84	359	40.76	6.747	672	82.24
13.000 - 13.499	113	28,936,955.05	11.85	359	41.20	7.234	660	83.11
13.500 - 13.999	97	21,404,142.68	8.77	359	41.19	7.737	660	84.40
14.000 - 14.499	33	9,477,806.94	3.88	359	42.70	8.224	663	79.84
14.500 - 14.999	39	8,104,364.86	3.32	359	40.62	8.674	646	81.59
15.000 - 15.499	6	829,428.99	0.34	359	36.80	9.229	647	85.62
15.500 - 15.999	14	4,108,829.97	1.68	359	46.21	9.760	647	81.33
16.000 - 16.499	6	1,175,758.98	0.48	359	36.79	10.168	647	89.19
16.500 - 16.999	3	1,128,760.00	0.46	359	47.37	10.839	643	84.09
Total:	933	244,108,142.42	100.00	359	41.05	6.914	675	81.09

Minimum Mortgage Rates of the Adjustable-Rate Loans
RANGE OF MINIMUM MORTGAGE RATES (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
5.500 - 5.999	101	31,508,578.31	12.91	359	42.10	5.869	705	77.53
6.000 - 6.499	169	42,629,312.85	17.46	359	39.97	6.288	691	77.87
6.500 - 6.999	352	94,804,203.79	38.84	359	40.76	6.747	672	82.24
7.000 - 7.499	113	28,936,955.05	11.85	359	41.20	7.234	660	83.11
7.500 - 7.999	97	21,404,142.68	8.77	359	41.19	7.737	660	84.40
8.000 - 8.499	33	9,477,806.94	3.88	359	42.70	8.224	663	79.84
8.500 - 8.999	39	8,104,364.86	3.32	359	40.62	8.674	646	81.59
9.000 - 9.499	6	829,428.99	0.34	359	36.80	9.229	647	85.62
9.500 - 9.999	14	4,108,829.97	1.68	359	46.21	9.760	647	81.33
10.000 - 10.499	6	1,175,758.98	0.48	359	36.79	10.168	647	89.19
10.500 - 10.999	3	1,128,760.00	0.46	359	47.37	10.839	643	84.09
Total:	933	244,108,142.42	100.00	359	41.05	6.914	675	81.09

Gross Margins of the Adjustable-Rate Loans
RANGE OF GROSS MARGINS (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.750 - 2.999	219	46,855,049.74	19.19	359	39.06	6.621	721	80.54
3.000 - 3.249	2	817,050.00	0.33	358	45.47	5.700	678	82.25
3.500 - 3.749	1	180,000.00	0.07	356	43.00	6.200	629	83.37
3.750 - 3.999	2	315,809.98	0.13	359	41.67	8.196	651	90.00
4.250 - 4.499	26	5,518,459.94	2.26	359	42.28	8.679	648	83.78
4.750 - 4.999	65	22,990,353.80	9.42	359	43.94	6.434	738	82.58
5.000 - 5.249	79	24,411,783.72	10.00	359	41.48	6.548	689	79.27
5.250 - 5.499	130	37,573,355.97	15.39	359	40.59	6.891	668	81.18
5.500 - 5.749	170	45,674,073.56	18.71	359	42.20	6.915	649	82.81
5.750 - 5.999	186	46,810,599.30	19.18	359	40.76	7.309	633	80.15
6.000 - 6.249	53	12,961,606.41	5.31	359	39.73	7.457	646	79.39
Total:	933	244,108,142.42	100.00	359	41.05	6.914	675	81.09

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

DESCRIPTION OF THE INTEREST ONLY COLLATERAL

Next Rate Adjustment Date of the Adjustable-Rate Loans
NEXT RATE ADJUSTMENT DATE	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
May 2007	1	275,000.00	0.11	354	48.00	6.900	638	88.71
July 2007	3	904,000.00	0.37	356	42.75	7.514	671	83.00
September 2007	18	7,495,778.91	3.07	358	45.65	6.930	663	77.20
October 2007	475	127,041,144.09	52.04	359	41.73	7.150	661	81.59
July 2008	11	2,220,648.20	0.91	356	42.54	6.013	702	80.34
August 2008	6	1,149,647.59	0.47	357	41.58	6.466	714	85.35
September 2008	20	6,968,339.40	2.85	358	43.61	6.752	675	84.18
October 2008	313	79,328,774.00	32.50	359	39.96	6.646	685	80.16
November 2008	1	311,618.00	0.13	360	49.00	6.750	686	90.00
June 2010	1	418,591.00	0.17	355	42.00	6.250	704	88.12
July 2010	3	519,267.62	0.21	356	40.68	6.660	741	86.20
August 2010	2	329,919.99	0.14	357	40.80	6.811	686	87.09
September 2010	1	219,600.00	0.09	358	43.00	6.990	713	89.63
October 2010	78	16,925,813.62	6.93	359	37.29	6.605	728	80.95
Total:	933	244,108,142.42	100.00	359	41.05	6.914	675	81.09

Initial Periodic Rate Cap of the Adjustable-Rate Loans
INITIAL PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
2.000	848	225,694,950.19	92.46	359	41.32	6.939	671	81.05
6.000	85	18,413,192.23	7.54	359	37.63	6.606	727	81.48
Total:	933	244,108,142.42	100.00	359	41.05	6.914	675	81.09

Periodic Rate Cap of the Adjustable-Rate Loans
PERIODIC CAP (%)	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
1.000	933	244,108,142.42	100.00	359	41.05	6.914	675	81.09
Total:	933	244,108,142.42	100.00	359	41.05	6.914	675	81.09

Insured AVM
INSURED AVM	NUMBER OF MORTGAGE LOANS	PRINCIPAL BALANCE AS OF THE CUT-OFF DATE ($)	% OF PRINCIPAL BALANCE AS OF THE CUT-OFF DATE	REMAINING TERM TO MATURITY (months)	DEBT-TO-INCOME (%)	GROSS COUPON (%)	FICO	OLTV (%)
Non-Insured AVM	769	210,050,608.87	63.03	359	41.20	6.949	680	82.66
Insured AVM	504	123,216,698.42	36.97	359	40.30	6.807	680	76.77
Total:	1,273	333,267,307.29	100.00	359	40.87	6.896	680	80.49

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10

FOR ADDITIONAL INFORMATION PLEASE CALL:

Barclays Capital

Syndicate
Craig Leonard	212-412-2663
Brain Dixon	212-412-2663

Banking
Joseph O’Doherty	212-412-5517
Glen Greeley	212-412-6741
Kwaw deGraft-Johnson	212-412-6773
Katherine Young	212-412-1116

Structuring
Anita Kelly	212-412-6897

Rating Agencies

Standard & Poor’s
Linda Kwok	(212) 438-2610

Moody’s
Gregory Bessermann	(212) 553-0323

Fitch
Gregory Hackett	(212) 908-0686

The information herein has been prepared solely for informational purposes and is not an offer to participate in any trading strategy. No representation or warranty can be given that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.